[GRAPHIC OMITED]






                      GRAYSTONE FINANCIAL SERVICES, INC.






                             INFORMATION STATEMENT


                                RELATING TO THE


                          REINCORPORATION IN DELAWARE


                               BY THE MERGER OF


                      GRAYSTONE FINANCIAL SERVICES, INC.
                            (A FLORIDA CORPORATION)


                                     INTO


                          GS FINANCIAL SERVICES, INC.
                           (A DELAWARE CORPORATION)
                      GRAYSTONE FINANCIAL SERVICES, INC.
                         1101 POST OAK BLVD., SUITE 9
                             HOUSTON, TEXAS 77056
                                (713) 903-3788


                                               [GRAPHIC OMITED]






                               NOVEMBER 10, 1997



DEAR  SHAREHOLDER:

     The following materials relate to a reincorporation of Graystone Financial Services, Inc., a Florida corporation (the "Company"), in Delaware through a merger of the Company into GS Financial Services, Inc., a newly formed wholly-owned Delaware subsidiary of the Company ("GS Financial") with GS Financial surviving the merger. The reincorporation is intended to be effected on December 9, 1997 and will result in (i) the Company's name being changed to "GS Financial Services, Inc.," (ii) your shares of common stock of the Company being converted into the right to receive one share of common stock of GS Financial for each 100 shares of common stock of the Company owned by you as of the date of reincorporation (iii) the persons serving presently as officers and directors of GS Financial Services, Inc. to serve in their respective capacities after the reincorporation; and (iv) the Articles of Incorporation of the Company being changed to (A) increase the number of shares of common stock the Company is authorized to issue from 10,000,000 to 25,000,000, and (B) authorizing the Company to issue 10,000,000 preferred shares with a par value of $.001 per share.

     The Board of Directors of the Company and shareholders owning approximately 82.5% of the outstanding common stock of the company as of October 15, 1997 carefully considered means to reorganize the Company into an attractive acquisition candidate and concluded the reincorporation to be an integral part of the process and in the best interests of the Company and its shareholders.

     The Company urges you to follow the instructions set forth in the enclosed Information Statement under the section entitled "Reincorporation in Delaware -- How to Exchange Company Common Stock for GS Financial Common Stock" if you elect to surrender the Company Certificate(s) representing your shares for certificates representing shares of common stock of GS Financial. If you wish to dissent from the reincorporation and seek a judicial determination of the value of your shares, you may do so by following the instructions in the Information Statement section entitled "Reincorporation in Delaware -- Rights of Dissenting Shareholders."

     Sincerely,


     /s/Thomas  V.  Ackerly
     ----------------------
     Thomas  V.  Ackerly,  President

                      GRAYSTONE FINANCIAL SERVICES, INC.
                         1101 POST OAK BLVD., SUITE 9
                             HOUSTON, TEXAS 77056
                                (713) 903-3788


                                               [GRAPHIC OMITED]




                               November 10, 1997

                             INFORMATION STATEMENT

     This Information Statement is being furnished to holders of the common stock, par value $.0001 per share (the "Company Common Stock"), of Graystone Financial Services, Inc., a Florida corporation (the "Company"), to inform the holders that the board of directors of the Company (the "Board of Directors") and holders of shares representing approximately 82.5% (the "Majority Holders") of the outstanding shares of Company Common Stock (the "Company Common Stock") have authorized, by written consent dated October 15, 1997, the reincorporation of the Company in Delaware (the "Reincorporation") and the change of the Company's name to GS Financial Services, Inc., all to be effected December 9, 1997 or as soon as practicable thereafter (the "Effective Date"). The close of business on November 10, 1997 has been fixed by the Board of Directors as the record date for determining the stockholders of the Company entitle to notice of the Reincorporation.


              MANAGEMENT IS NOT ASKING FOR YOUR PROXY AND YOU ARE

                      REQUESTED NOT TO SEND US YOUR PROXY


     The Reincorporation will be accomplished by a merger (the "Merger"), on the Effective Date, of the Company into GS Financial Services, Inc., a newly formed wholly owned Delaware subsidiary of the Company ("GS Financial"), pursuant to an Agreement and Plan of Merger (the "Plan of Merger") between the Company and GS Financial dated October 15, 1997, with GS Financial surviving the merger (upon the effectiveness of the Merger, "GS Financial").

     In the Merger, holders of Company Common Stock will receive one share of common stock of GS Financial, par value $.001, ("GS Financial Common Stock") for each 100 shares of Company Common Stock owned by each such holder as of the day preceding the Effective Date of the Merger with any resulting fractional GS Financial Common Stock interests being canceled in exchange for cash in an amount (without interest) equal to the product of $.002 and the number of shares of Company Common Stock represented by any such fraction (the "Cancellation Price"). No certificates for fractional shares of GS Financial
Common Stock will be issued and all such fractional shares of GS Financial Common Stock interests will be canceled. Holders of such fractional interests will have only the right to receive the Cancellation Price in cash for such interests.

     Enclosed herewith is a form letter of transmittal with instructions for effecting the surrender of the certificate or certificates which immediately prior to the Effective Date represented issued and outstanding shares of Company Common Stock ("Company Certificates"), in exchange for certificates representing GS Financial Common Stock ("GS Financial Certificates"). Upon surrender of a Company Certificate for cancellation to GS Financial together with a duly executed letter of transmittal, the holder of such Company Certificate will, subject to the restrictions applicable to fractional shares, be entitled to receive, as soon as practicable after the Effective Date, in exchange therefor a GS Financial Certificate representing that number of shares of GS Financial Common Stock into which the shares of Company Common Stock theretofore represented by the Company Certificate so surrendered will have been converted pursuant to the provisions of the Plan of Merger, and the Company Certificate so surrendered will forthwith be canceled.

     The Reincorporation will also result in (i) GS Financial being governed by Delaware law, which may grant officers and directors greater protection from personal liability than Florida law and provides anti-takeover protections that may not be available under Florida law and (ii) the officers and directors of GS Financial as constituted immediately prior to the Merger becoming the officers and directors of GS Financial, which will result in the persons who are currently directors of the Company being on the board of directors of GS Financial (the "New Board of Directors") and the officers of GS Financial being the persons who are currently officers of the Company. See "Reincorporation in Delaware--Officers and Directors."

     In addition to authorizing the Reincorporation, the Majority Holders indicated to the Board of Directors that they intended, immediately upon effectiveness of the Merger, to authorize by written consent, as majority stockholders of GS Financial, the adoption of the GS Financial Services, Inc. Stock Incentive Plan (the "Stock Incentive Plan"). The Stock Incentive Plan will permit the New Board of Directors or a special committee of the New Board of Directors to award three types of stock incentives to directors, officers and certain key employees of GS Financial. Such discretionary stock incentives could include stock options, stock appreciation rights, and "restricted" stock. See "The GS Financial Services, Inc. Stock Incentive Plan."

     The purpose of this Information Statement is to inform holders of Company Common Stock who have not given the Company their written Consent to the foregoing corporate actions of such actions and their effects and, as required by Florida law, to give any holder of Company Common Stock who so desires the right to dissent from the Merger and Reincorporation and to receive the "fair value" of his Company Common Stock in lieu of GS Financial Common Stock and any cash for canceled GS Financial fractional share interests to which such holder would otherwise be entitled in the Merger. See "Reincorporation in Delaware--Rights of Dissenting Shareholders."

     As of October 24, 1997, 9,849,118 shares of Company Common Stock were issued and outstanding.

     Enclosed herewith is a copy of the Company's Annual Report on Form 10-K for the year ending May 31, 1997.


                          REINCORPORATION IN DELAWARE

     The following discussion summarizes certain aspects of the Reincorporation of the Company in Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to the Plan of Merger between the Company and GS Financial, a copy of which is attached hereto as Exhibit "A," and the Certificate of Incorporation of GS Financial (the "Delaware Certificate"), a copy of which is attached hereto as Exhibit "B." Copies of the Articles of incorporation and the By-Laws of the Company (the "Florida Articles" and the "Florida By-Laws," respectively) and the By-Laws of GS Financial (the "Delaware By-Laws") are available for inspection at the principal office of the Company and copies will be sent to shareholders upon request.

PRINCIPAL  REASONS  FOR  REINCORPORATION

     The Board of Directors believes that the Reincorporation will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Florida law and will increase the marketability of the Company's securities.

     The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Board of Directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Delaware law. see "Certain Significant Differences between the Corporation Laws of Delaware and Florida."

PRINCIPAL  FEATURES  OF  THE  REINCORPORATION

     The Reincorporation will be effected by the merger of the Company, a Florida corporation, with and into, GS Financial, a wholly-owned subsidiary of the Company that was incorporated on September 9, 1997 under the General Corporation Laws of the State of Delaware (the "Delaware GCL") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Florida, which filings will occur on the Effective Date, October 24, 1997 or as soon as practicable thereafter. Following the Merger, GS Financial will be the surviving corporation and will operate under the name "GS Financial Services, Inc."

     On the Effective Date, (i) each 100 outstanding shares of Company Common Stock, $.0001 par value, shall be converted into one share of GS Financial Common Stock, $.001 par value, except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, (ii) any fractional shares of GS Financial Common Stock that a holder of shares of Company Common stock would otherwise be entitled to receive upon exchange of his Company Common Stock will be canceled with the holder thereof being entitled to receive the Cancellation Price; $.002 per share of Company Common Stock not convertible into a whole share of GS Financial Common Stock, and (iii) each outstanding share of GS Financial Common Stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued GS Financial Stock.

     No certificates or scrip representing fractional shares of GS Financial Common Stock will be issued upon the surrender for exchange of Company Common Stock no dividend or distribution of GS Financial shall relate to any fractional share, and no fractional GS Financial Common Stock interest will entitle the owner thereof to vote or to any right of a stockholder of GS
Financial. In lieu thereof, the Exchange Agent will pay to each holder otherwise entitled to a fractional share of GS Financial Common Stock the Cancellation Price. The Board of Directors believes that the Cancellation Price is a fair price at which to cancel Company Common Stock that are otherwise convertible into fractional shares of GS Financial Common Stock. The Cancellation Price is equal to the most recent bid quotations for Company Common Stock, and is above the current book value of a share of Company Common
Stock.    See  "Market  For  The  Company  Common  Stock."

     At the Effective Date, GS Financial will be governed by the Delaware Certificate, the Delaware By-Laws and the Delaware GCL, which include a number of provisions that are not present in, the Florida Articles, the Florida By-Laws or the Florida Business Corporation Act (the "Florida BCA").
Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the Reincorporation, some of which may be viewed as limiting the rights of shareholders. In particular, the Delaware Certificate includes a provision authorized by the Delaware GCL that would limit the liability of directors to GS Financial and its stockholders for breach of fiduciary duties. The Delaware Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the GCL of Delaware. The Board of Directors believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make
entrepreneurial  decisions  on  behalf  of  GS  Financial.    Accordingly,
implementation  of  these  provisions  has  been  included  as  part  of  the
Reincorporation.    The  Company  believed  that  the  Reincorporation  will
contribute to the long-term quality and stability of the Company's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance from the Reincorporation outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

     Upon consummation of the Merger, the daily business operations of GS Financial will continue as they are presently conducted by the Company, at the Company's principal executive offices at 1101 Post Oak Blvd., Suite 9, Houston, Texas 77056 and its telephone number is (713) 903-3788. The authorized capital stock of GS Financial will consist of 25,000,000 shares of GS Financial Common Stock, par value $.001 per share, and 10,000,000 shares of preferred stock, $.001 par value per share (the "Preferred Stock"). The
Preferred Stock will be issuable in series by action of the New Board of Directors. The New Board of Directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Preferred Stock including shares of Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

     The New Board of Directors will consist of those persons presently serving on the board of directors of the Company. The individuals who will serve as executive officers of GS Financial are those who currently serve as executive officers of the Company. Such persons and their respective terms of office are set forth below under the caption "Reincorporation in Delaware - Officers and Directors."

     Pursuant to the terms of the Plan of Merger, the Merger may be abandoned by the Board of Directors of the Company and GS Financial at any time prior to the Effective Date. In addition, the Board of Directors of the Company may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of GS Financial Common Stock to be received in exchange for or on conversion of all or any of the Company Common Stock, alter or change any term of the Delaware Certificate or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of Company Common Stock.

HOW  TO  EXCHANGE  COMPANY  CERTIFICATES  FOR  GS  FINANCIAL  CERTIFICATES

     Enclosed are (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the Company Certificates in exchange for GS
Financial  Certificates.    Upon  surrender  of  a  Company  Certificate  for
cancellation to GS Financial, together with a duly executed letter of transmittal, the holder of such Company Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor a GS Financial Certificate representing that number of whole shares of GS Financial Common Stock into which the Company Common Stock theretofore represented by the Company Certificate so surrendered have been converted in the Merger and the Cancellation Price for any Company Common Stock not convertible into a whole share of GS Financial Common Stock in the Merger, and the Company Certificate so surrendered will be canceled.

     Because of the reincorporation in Delaware as a result of the Merger, holders of Company Common Stock are not required to exchange their Company Certificates for GS Financial Certificates. Dividends and other distributions declared after the Effective Date with respect to GS Financial Common Stock and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered Company Certificate with respect to the shares of GS Financial Common Stock, which by virtue of the Merger are represented thereby and such holder will be entitled to exercise any right as a holder of GS Financial Common Stock, until such holder has surrendered the Company Certificate.

CAPITALIZATION

     The authorized capital of the Company, prior to the Effective Date, consisted of 10,000,000 shares of Company Common Stock. The authorized capital of GS Financial, which will be the authorized capital of GS Financial, presently consists of 25,000,000 shares of GS Financial Common Stock and 10,000,000 shares of Preferred Stock. After the Merger (assuming no exercise of dissenters' rights), GS Financial will have outstanding approximately 96,000 shares of GS Financial Common Stock and no shares of Preferred Stock. 2,500,000 shares will be reserved for issuance under the Stock Incentive Plan. Accordingly, the New Board of Directors will have available approximately 22,404,000 shares of GS Financial Common Stock, and 10,000,000 shares of Preferred Stock which are authorized but presently unissued and unreserved, and which will be available for issuance from time to time in connection with,
acquisitions  of  other  companies  and  other  corporate  purposes.    The
Reincorporation will not affect total stockholder equity or total capitalization of the Company.

     The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of GS Financial Common Stock or Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity of then existing stockholders.

     There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the
Preferred Stock to be authorized. However, the New Board of Directors believes it prudent to have shares of Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

     It should be recognized that the issuance of additional authorized GS Financial Common Stock (or Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of GS Financial through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of GS Financial Common Stock or Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

  SIGNIFICANT CHANGES IN THE COMPANY'S CHARTER AND BY-LAWS TO BE IMPLEMENTED BY
                              THE REINCORPORATION

     Change of Corporate Name. The Reincorporation will effect a change in the Company's name to "GS Financial Services, Inc." The Board of Directors believes that this corporate name is in the best interests of the Company and its shareholders and that the name continues to reflect the nature of the Company's present intention to merge with an operating business.

     Limitation of Liability. The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to GS Financial and its shareholders for monetary damages for breach of their fiduciary duties. The Florida Articles contains no similar provision. The
Board of Directors believes that such provision will better enable GS Financial to attract and retain as directors responsible individuals with the experience and background required to direct GS Financial's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

     At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

     The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the Delaware GCL which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the Personal liability Of Directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Florida law.

     The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist GS Financial in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of GS Financial, inasmuch as Article XVI of the Delaware Certificate provides that to the fullest extent that the Delaware GCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to GS Financial or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, GS Financial's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorpora-tion, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). Article XVI would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Delaware law, Article XVI cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to GS Financial; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the Delaware GCL, or transactions from which a director derived an improper personal benefit. Further, Article XVI would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. Article XVI pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, Article XVI would not affect a director's liability to third parties or under the federal securities laws.

     Article XVI is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

     The Company has not received notice of any lawsuit or other proceeding to which Article XVI might apply. In addition, Article XVI is not being included in the Delaware Certificate in response to any director's resignation or any notice of an intention to resign. Accordingly, the Company is not aware of any existing circumstances to which Article XVI might apply. The Board of Directors recognizes that Article XVI may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit GS Financial and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that Article XVI is in the best interests of GS Financial and its stockholders, since it should enhance GS Financial's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that Article XVI may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

     Article XVI may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of GS Financial's could result in increased expense to GS Financial. The Company believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of GS Financial's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broad-ening indemnification rights. Because
Article XVI deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

     Indemnification.    As  part  of  the  1986  legislation  permitting  a
corporation to limit or eliminate the liability of directors, the Delaware General Assembly, for the reasons noted under "Limitation of Liability" above also amended the provisions of the Delaware GCL governing indemnification to clarify and broaden the indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Florida BCA also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as recently amended, and, as discussed below, provides broad rights to indemnification.

     In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although the Company's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

     The broad scope of indemnification now available under Delaware law will permit GS Financial to continue to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance GS Financial's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of GS Financial with regard to the best interests of GS Financial and its stockholders.

     The Delaware Certificate is quite different from the Florida Articles and require indemnification of GS Financial's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of GS Financial or is or was serving at the request of GS Financial as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan
or  other  enterprise  at  the  request  of  GS  Financial.    The  right  to
indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the Delaware GCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay GS Financial if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve GS Financial. Under the Delaware GS Financial may, although it has no present intention to do so, by action of the New Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

     The Delaware Certificate specifies that the right to indemnification is a contract right. The Delaware Certificate also provides that a person seeking indemnification from GS Financial may bring suit against GS Financial to recover any and all amounts entitled to such person provided that such person has filed a written claim with GS Financial has failed to pay such claim within thirty days of receipt thereof. In addition, GS Financial authorize GS Financial to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

     The Delaware Certificate provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Delaware also provide that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

     Under Delaware law, as with Florida law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, GS Financial will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Florida Articles or expressly provided for under Florida or Delaware law.

     Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

     The Board of Directors recognizes that GS Financial may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law. Because directors of GS Financial may personally benefit from the indemnification provisions of GS Financial , the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

DEFENSES  AGAINST  HOSTILE  TAKEOVERS

     Introduction. While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of GS Financial's Certificate of Incorporation which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to GS Financial's Certificate of Incorporation and By Laws. A copy of the Certificate of Incorporation is included as an exhibit to this Information Statement which should be reviewed for more detailed information and the By Laws are available upon request.

     In general, the anti-takeover provisions in Delaware law and GS Financial's Certificate of Incorporation are designed to minimize GS Financial's susceptibility to sudden acquisitions of control which have not been negotiated with and approved by GS Financial's Board of Directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the Board of Directors. The provisions would not prohibit an acquisition of control of GS Financial or a tender offer for all of GS Financial's capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of GS Financial in a transaction that is not approved by the Board of Directors, by making it more difficult for a person or group to obtain control of GS Financial in a short time and then impose its will on the remaining stockholders. However, to the extent these provisions successfully discourage the acquisition of control of GS Financial or tender offers for all or part of GS Financial's capital stock without approval of the Board of Directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

     Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of GS Financial's stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the Board of Directors, whether or not stockholders deem such transactions to be in their best interests.

     Authorized Shares of Capital Stock. GS Financial's Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of serial preferred stock. Shares of GS Financial's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of Common Stock (the Certificate of Incorporation authorizes the issuance of up to 25,000,000 shares), could represent additional capital stock required to be purchased by an acquiror. Issuance of such additional shares may dilute the voting interest of GS Financial's stockholders. If the Board of Directors of GS Financial determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

     Stockholder Meetings. Delaware law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's certificate of incorporation or By Laws. GS Financial's Certificate of Incorporation provides that annual stockholder meetings may be called only by GS Financial's Board of Directors or a duly designated committee of the Board. Although GS Financial believes that this provision will discourage stockholder attempts to disrupt the business of GS Financial between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of GS Financial between one annual meeting as a forum to address certain other matters and discourage takeovers which are desired by the stockholders. GS Financial's Certificate of Incorporation also provides that stockholder action may be taken only at a special or annual stockholder meeting and not by written consent.

     Classified Board of Directors and Removal of Directors. GS Financial's Certificate of Incorporation provides that GS Financial's Board of Directors is to be divided into three classes which shall be as nearly equal in number as possible. The directors in each class serve for terms of three years, with the terms of one class expiring each year. Each class currently consists of approximately one-third of the number of directors. Each director will serve until his successor is elected and qualified.

     A classified Board of Directors could make it more difficult for stockholders, including those holding a majority of GS Financial's outstanding stock, to force an immediate change in the composition of a majority of the Board of Directors. Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority, whereas a majority of a non-classified
Board may be changed in one year. In the absence of the provisions of GS Financial's Certificate of Incorporation classifying the Board, all of the directors would be elected each year. The provision for a staggered Board of Directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover. Thus a staggered Board of Directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

     GS Financial's Certificate of Incorporation provides that a director may not be removed except for cause by the affirmative vote of the holders of 75% of the outstanding shares of capital stock entitled to vote at an election of directors. This provision may, under certain circumstances, impede the removal of a director and thus preclude the acquisition of control of GS Financial through the removal of existing directors and the election of nominees to fill in the newly created vacancies. The supermajority vote requirement would make it difficult for the stockholders of GS Financial to remove directors, even if the stockholders believe such removal would be beneficial.

     Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors. Delaware law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by the corporation's By Laws, unless it is set by the corporation's certificate of incorporation. GS Financial's Certificate of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with GS Financial By Laws. The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested in GS Financial's Board of Directors. The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of GS Financial through an increase in the number of GS
Financial's directors and election of nominees to fill the newly created vacancies and thus allow existing management to continue in office.

     Stockholder Vote Required to Approve Business Combinations with Related Persons. GS Financial's Certificate of Incorporation generally requires the approval of the holders of 75% of GS Financial's outstanding voting stock (and any class or series entitled to vote separately), and a majority of the outstanding stock not beneficially owned by a related person (as defined) (up to a maximum requirement of 85% of the outstanding voting stock), to approve business combinations (as defined) involving the related person, except in cases where the business combination has been approved in advance by two-thirds of those members of GS Financial's Board of Directors who were directors prior to the time when the related person became a related person. Under Delaware law, absent these provisions, business combinations generally, including mergers, consolidations and sales of substantially all of the assets of GS Financial must, subject to certain exceptions, be approved by the vote of the holders of a majority of GS Financial's outstanding voting stock. One exception under Delaware law to the majority approval requirement applies to business combinations (as defined) involving stockholders owning 15% of the outstanding voting stock of a corporation for less than three years. In order to obtain stockholder approval of a business combination with such a related person, the holders of two-thirds of the outstanding voting stock, excluding the stock owned by the 15% stockholder, must approve the transaction. Alternatively, the 15% stockholder must satisfy other requirements under Delaware law relating to (i) the percentage of stock acquired by such person in the transaction which resulted in such person's ownership becoming subject to the law, or (ii) approval of the board of directors of such person's acquisition of the stock of the Delaware corporation. Delaware law does not contain price criteria. The supermajority stockholder vote requirements under the Certificate of Incorporation and Delaware law may have the effect of foreclosing mergers and other business combinations which the holders of a majority of GS Financial's stock deem desirable and place the power to prevent such a transaction in the hands of a minority of GS Financial's stockholders

     Under Delaware law, there is no cumulative voting by stockholders for the election of GS Financial's directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all directors of GS Financial, thus precluding a small group of stockholders from controlling the election of one or more representatives to GS Financial's Board of Directors.

     Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings. GS Financial's Certificate of Incorporation generally provides that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. Making the period for nomination of directors and introducing new business a period not less than 30 days prior to notice of a stockholder meeting may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished by GS Financial and could inhibit the ability of stockholders to bring up new business in response to recent developments.

     Supermajority Voting Requirement for Amendment of Certain Provisions of the Certificate of Incorporation. GS Financial's Certificate of Incorporation provides that specified provisions contained in the Certificate of Incorporation may not be repealed or amended except upon the affirmative vote of the holders of not less than seventy-five percent of the outstanding stock entitled to vote. This requirement exceeds the majority vote that would otherwise be required by Delaware law for the repeal or amendment of the
Certificate  of  Incorporation.    Specific  provisions  subject  to  the
supermajority vote requirement are (i) Article X, governing the calling of stockholder meetings and the requirement that stockholder action be taken only at annual or special meetings, (ii) Article IX, requiring written notice to GS Financial of nominations for the election of directors and new business proposals, (iii) Article X, governing the number and terms of GS Financial's directors, (iv) Article XI, governing the removal of directors, (v) Article XIII, governing approval of business combinations involving related persons,
(vi) Article XIII, relating to the consideration of various factors in the evaluation of business combinations, (vii) Article XIV, providing for indemnification of directors, officers, employees and agents, (ix) Article XVIII, limiting directors' liability, and (x) Articles XVI and XVII, governing the required stockholder vote for amending the By Laws and Certificate of Incorporation, respectively. Article XVII is intended to prevent the holders of less than 75% of GS Financial's outstanding voting stock from circumventing any of the foregoing provisions by amending the Certificate of Incorporation to delete or modify one of such provisions. This provision would enable the holders of more than 25% of GS Financial's voting stock to prevent amendments to the Certificate of Incorporation or By Laws even if they were favored by the holders of a majority of the voting stock.

OFFICERS  AND  DIRECTORS

     Upon the Effective Date the present officer and director of the Company will continue to be the officer and director of GS Financial. This will result in the following person holding the positions indicated below in GS Financial until GS Financial's next annual meeting or until his respective successor is elected and qualified:


Name                          Age  Mailing Address
----------------------------  ---  ---------------
Thomas V. Ackerly              49  P.O. Box 28
Glen Ridge, New Jersey 07028


     THOMAS V. ACKERLY joined the Board of Directors on September 30, 1988 at which time he was appointed President. Mr. Ackerly holds the same offices in Harp Investments, Inc., the controlling shareholder of the Company. He presently devotes a substantial amount of his time to the Company's business.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF FLORIDA AND DELAWARE

     Although it is impractical to compare all of the differences between the corporation laws of Florida and Delaware the following is a summary of certain significant differences between the provisions of Florida law applicable to the Company and those of Delaware law which will be applicable to GS Financial.

     Dividends.    A  Florida  corporation  may  not  make  distributions  to shareholders if, after giving it effect, in the judgment of the board of directors: (a) The corporation would not be able to pay its debts as they become due in the usual course of business; and (b) The corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. In contrast, a Delaware corporation may pay dividends either out of surplus or, if there is no surplus, and except in very limited circumstances, out of net profits for the fiscal year in which the dividend is declared or out of net profits for the preceding fiscal year. In any event, GS Financial does not anticipate paying dividends in the foreseeable future.

     Right to Inspect Books and Records. Under Florida law, any shareholder upon written demand at least five business days before the date on which the shareholder wishes to inspect and copy, made "in good faith and for a proper purpose," may examine the corporation's books and records, including minutes of meetings, accounting records and the record of shareholders that are directly connected with the shareholder's purpose. Under Delaware law, any stockholder of a corporation, regardless of his percentage of ownership, has the right to inspect the corporation's stock ledger, list of stockholders and its other books and records, upon a written demand under oath in which the stockholder states a "proper purpose" for such inspection.

     Interested Director Transactions. Under both Florida and Delaware law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the shareholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed. With certain exceptions, Florida and Delaware law are the same in this area. Under Florida law, if approval of the Board of Directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of a quorum of the directors without counting the vote of the interested director or directors (except for purposes of establishing quorum). Under Delaware law, the approval of the board of directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a majority of a quorum. Accordingly, it is possible that certain transactions that the Board of Directors of the Company currently might not be able to approve itself because of the number of interested directors could be approved by a majority of the disinterested directors of GS Financial, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be approved by the Board of Directors under Florida law but could be approved by the New Board of Directors under Delaware law.

     Special Meetings of Shareholders. Under Florida law, a special meeting of shareholders may be called by the Board of Directors or by the holders of at least 10% of the shares entitled to vote at the meeting or by such other persons or groups as may be authorized in the articles of incorporation or the by-laws. Under Delaware law, a special meeting may be called by the board of directors and only such other persons as are authorized by the certificate of incorporation or the by-laws. The Certificate of Incorporation of GS Financial, unlike the Company's By-Laws, provides that a special meeting of stockholders may be called only by the board of directors or by a committee of the board of directors which has been duly delegated such authority by the board of directors and by no other person.

     Sequestration of Shares. Delaware law provides that the shares of any person in a Delaware corporation may be attached or "sequestered" for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of the Delaware corporation's shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court. Florida law has no comparable provision.

     Certain Actions. Delaware law provides that stockholders have six years in which to bring an action against directors responsible for the payment of an unlawful dividend. Under Florida law, all directors voting for or assenting to an unlawful distribution are jointly and severally liable to the corporation for the excess of the amount of dividend over what could have been distributed lawfully. Florida law requires that any action be commenced within two (2) years after the date of the distribution. Florida law and Delaware law require that the plaintiff held stock at the time when the
transaction  complained  of  occurred.    Under  Florida  law  a  successful
shareholder has a statutory right to expenses, including attorney's fee, if the court so directs. Under Delaware law recovery of fees and expenses by a successful shareholder is governed by case law.

     Tender Offer and Business Combination Statutes. Florida law regulates tender offers and business combinations involving Florida corporations as well as certain corporations incorporated outside Florida that conduct business in Florida. The Florida law provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of shareholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the Corporation, all shareholders shall have dissenter's rights as provided by applicable Florida law.

     Florida law regulates mergers and other business combinations between a corporation and a shareholder who owns more than 10% of the outstanding voting shares of such corporation ("Interested Shareholder"). Specifically, any such merger between a corporation and an Interested Shareholder must be approved by the vote of the holders of two-thirds of the voting shares of such corporation excluding the shares beneficially owned by such shareholder. The approval by shareholders is not required, however, if (i) such merger or business combination is approved by a majority of disinterested directors, (ii) such Interested Shareholder is the beneficial owner of at least 90% of the outstanding voting shares excluding the shares acquired directly from the subject corporation in a transaction not approved by a majority of disinterested directors, or (iii) the price paid to shareholders in connection with a merger or a similar business combination meets the statutory test of "fairness."

     Delaware law regulates hostile takeovers by providing that an "interested stockholder," defined as a stockholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions with the corporation for a period of three years from the date on which such stockholder became an "interested stockholder" unless (a) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the stockholder became an "interested stockholder', (b) the stockholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (c) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's stockholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested stockholder."

     Thus, the effect of such provision of Delaware law is to prevent any attempted hostile takeover of a Delaware corporation from being completed for three years unless (a) at least 85% of the voting shares of the target are acquired in a single transaction; (b) at least two-thirds of the voting shares of the target, excluding the shares held by the bidder, vote in favor of the acquisition; or (c) the corporation opts out of the statutory protection.

     Dissenters' Rights. Under Florida laws shareholders may dissent from, and demand cash payment of the fair value of their shares in respect of, (i) a merger or consolidation of the corporation, and (ii) a sale or exchange of all or substantially all of a corporation's assets, including a sale in dissolution.

     Under Delaware law, dissenters' rights are not available with respect to a sale, lease, exchange or other disposition of all or substantially all of a corporation's assets or any amendment of its charter, unless such corporation's charter expressly provides for dissenters' rights in such instances. The Delaware Certificate contains no such provision. Stockholders of a Florida corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or quoted on the NASDAQ National Market System. Stockholders of a Delaware corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or held of record by more than 2,000 stockholders or the corporation is the survivor of a merger that did not require the stockholders to vote for its approval; provided, however, that dissenters' rights will be available in such instances, if stockholders are required under the merger or. consolidation to accept for their shares anything other than shares of stock of the surviving corporation, shares of stock of a corporation either listed on a national securities exchange or held of record by more than 2,000 stockholders, cash, in lieu of fractional shares, or any combination of the foregoing.

FEDERAL  INCOME  TAX  CONSEQUENCES  OF  THE  REINCORPORATION

     The Company believes that for federal income tax purposes no gain or loss will be recognized by the Company, GS Financial or the shareholders of the Company who receive GS Financial Common Stock for their Company Common Stock in connection with the Reincorporation. The adjusted tax basis of each whole share of GS Financial Common Stock received by a shareholder of the Company as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Company Common Stock converted into such shares of GS Financial Common Stock. A shareholder who holds Company Common Stock will include in his holding period for the GS Financial Common Stock that he receives as a result of the Reincorporation his holding period for the Company Common Stock converted into such GS Financial Common Stock.

     The receipt of cash for any fractional shares of GS Financial Common Stock or pursuant to the exercise of dissenters' rights, as the fair value for shares of the Company Common Stock will be a taxable transaction for federal income tax purposes to shareholders receiving such cash. A shareholder who receives cash in lieu of fractional shares or in exercise of dissenters rights will recognize gain of loss measured by the differences between the cash so received and such shareholder's adjusted tax basis in the shares of the Company Common Stock exchanged therefor. Such gain or loss will be treated as a capital gain or loss if the shares of the Company Common Stock are capital assets in the hands of such shareholders, and will be long-term capital gain or loss if such shareholder has held shares for more than six months.

     BECAUSE OF THE COMPLEXITY OF THE CAPITAL GAINS AND LOSS PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986 AND BECAUSE OF THE UNIQUENESS OF EACH INDIVIDUALS CAPITAL GAIN OR LOSS SITUATION, SHAREHOLDERS CONTEMPLATING EXERCISING STATUTORY APPRAISAL RIGHTS SHOULD CONSULT THEIR OWN TAX ADVISOR REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF EXERCISING SUCH RIGHTS. STATE, LOCAL OR FOREIGN INCOME TAX CONSEQUENCES TO SHAREHOLDERS MAY VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, AND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

RIGHTS  OF  DISSENTING  SHAREHOLDERS

     Shareholders who have not consented to the Reincorporation and who comply with the dissenters' rights provisions of the Florida Business Corporation Act will have the right to be paid in cash the fair value of their Company Common Stock. Such fair value will be determined as of the close of business on October 14, 1997, the day before the Majority Holders approved the Reincorporation by written consent excluding any appreciation or depreciation directly or indirectly induced by the Reincorporation or the authorization of it.

     In order to receive cash payment for his Company Common Stock, a dissenting shareholder must comply with the procedures specified by Sections
607.1302 to 607.1320 of the Florida BCA, which are attached as Exhibit "C" to this information Statement. Any shareholder considering exercising his dissenters' rights is urged to review Sections 607.1302 and 607.1320 carefully. The following summary of the principal provisions of Sections
607.1302 to 607.1320 is qualified in its entirety by reference to the text thereof. Further, the following discussion is subject to the possibility that the Company may abandon the Reincorporation if the Board of directors determines that in light of the potential liability of the Company that might result from the exercise of dissenters' rights, the Reincorporation would be impracticable, undesirable or not in the best interests of the Company's shareholders. If the Company abandons the Reincorporation, the rights of dissenting shareholders would terminate and such dissenters would be reinstated to all of their rights as shareholders.

     Any shareholder who wishes to dissent from the Reincorporation and receive a cash payment for his Company Common Stock, (a) must file with the Company, prior to the Effective Date, a written objection to the Reincorporation demanding payment for his Company Common Stock if the Reincorporation is consummated and setting forth his name, address and the number of shares of Company Common Stock held by him and (b) must not be one of the Majority Holders who consented to the Reincorporation.

     FAILURE TO FILE THE REQUIRED NOTICE OR DEMAND PRIOR TO THE EFFECTIVE DATE WILL NOT SATISFY THE NOTICE REQUIREMENTS OF SECTION 607.1320 AND WILL RESULT IN THE FORFEITURE OF DISSENTERS RIGHTS.

     COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO THE COMPANY AT 1101 POST OAK BLVD., SUITE 9, HOUSTON, TEXAS 77056 AND ITS TELEPHONE NUMBER IS (713) 903-3788.

     Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company Common Stock pursuant to Section 607.1320. If a shareholder loses his dissenters' rights, either by withdrawal of his demand, abandonment of the Reincorporation by the Company or otherwise, he will not have the right to receive a cash payment for his Company Common Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

     AT THE TIME OF DEMANDING PAYMENT FOR HIS SHARES OF COMPANY COMMON STOCK, EACH SHAREHOLDER DEMANDING PAYMENT SHALL SUBMIT THE CERTIFICATE OR CERTIFICATES REPRESENTING HIS SHARES OF COMPANY COMMON STOCKS FOR NOTATION THEREON THAT SUCH DEMAND HAS BEEN MADE. FAILURE TO DO SO SHALL, AT THE OPTION OF THE COMPANY, TERMINATE HIS DISSENTER'S RIGHTS UNLESS A COURT, FOR GOOD CAUSE, DETERMINES OTHERWISE.

     Within 60 days after the Effective Date of the Reincorporation, GS Financial, as successor to the Company, will give written notice thereof to each dissenting shareholder who timely filed a demand and will make a written offer to each such shareholder to pay for his Company Common Stock at a specified price determined by the Company to be the fair value thereof. If, within 30 days after the Reincorporation, GS Financial and a dissenting shareholder agree upon the price to be paid for his Company Common Stock; GS Financial shall make such payment within 90 days following the effective date of the Reincorporation, upon surrender by such shareholder to GS Financial of the certificates representing his Company Common Stock. Upon payment, the dissenting shareholder shall cease to have any interest in the Company Common Stock.

     If GS Financial and any dissenting shareholder fail to agree upon the price to be paid for his Company Common Stock within the aforementioned 30-day period, then within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date the Reincorporation is effected, GS Financial shall, or at any time within such 60 day period GS Financial may, file an action in any court of general civil jurisdiction in the county in Florida where the registered office, of the Company is located, requesting that the fair value of such Company Common Stock be found and determined. If GS Financial fails to institute the proceeding within such 60-day period, any dissenting shareholder may institute such proceeding. All dissenting shareholders, except those who have agreed on the price to be paid for their Company Common Stock, are required to be made parties to such a proceeding.

     In any such proceeding, the court, at GS Financial's request, will determine whether or not any particular dissenting shareholder is entitled to receive payment for his Company Common Stock. If GS Financial does not request such a determination or if the court finds that a dissenting shareholder is so entitled, the court, directly or through an appraiser, will fix the value of the Company Common Stock as of the day prior to the date the Majority Holders consented to the Reincorporation, excluding any appreciation or depreciation directly or indirectly induced by the Reincorporation or the proposal to authorize it. The expenses of any such proceeding, as determined by the court, shall be assessed against GS Financial, except that the court may apportion costs to any dissenting shareholder whom it finds to have been acting arbitrarily, vexatiously or otherwise not in good faith in refusing an offer by GS Financial.

     THE PROVISIONS OF SECTIONS 607.1302 TO 607.1320 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE HIS RIGHT TO DISSENT CONSULT HIS LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS RIGHTS.


             THE GS FINANCIAL SERVICES, INC. STOCK INCENTIVE PLAN

     The board of directors of GS Financial Services, Inc. has approved and the Majority Holders, who following the Merger and Reincorporation will own a majority of the outstanding voting stock of GS Financial, have indicated their intention to, immediately following the Effective Date, approve and adopt by written consent, the GS Financial Services, Inc. Stock Incentive Plan (the "Stock Incentive Plan"). The purpose of the Stock Incentive Plan is to provide deferred stock incentives to certain key employees and directors of GS Financial and its subsidiaries who contribute significantly to the long-term performance and growth of GS Financial. The following description of the Stock Incentive Plan is qualified by the Stock Incentive Plan itself, attached hereto as Exhibit "D."

GENERAL  PROVISIONS  OF  THE  STOCK  INCENTIVE  PLAN

     The Stock Incentive Plan will be administered by the New Board of Directors or a committee of the New Board of Directors duly authorized and given authority by the New Board of Directors to administer the Stock Incentive Plan (the New Board of Directors or such designated Committee as administrator of the Stock Incentive Plan shall be hereinafter referred to as the "Board"). The Board will have exclusive authority to administer the Stock Incentive Plan including without limitation, to select the employees to be granted awards under the Stock Incentive Plan, to determine the type, size and terms of the awards to be made, to determine the time when awards will be granted, and to prescribe the form of instruments evidencing awards made under the Stock Incentive Plan. The Board will be authorized to establish, amend and rescind any rules and regulations relating to the Stock Incentive Plan as may be necessary for efficient administration of the Stock Incentive Plan.
Any  Board  action  will  require a majority vote of the members of the Board.

     Three types of awards are available under the Stock Incentive Plan: (i) nonqualified stock options or incentive stock, (ii) stock appreciation rights and (iii) restricted stock. An aggregate of 2,500,000 shares of GS Financial Common Stock may be issued pursuant to the Stock, subject to adjustment to prevent dilution dud to merger, consolidation, stock split or other recapitalization of GS Financial.

     The Stock Incentive Plan will not affect the right or power of GS Financial or its stockholders to make or authorize any major corporate transaction such as a merger, dissolution or sale of assets. If GS Financial is dissolved liquidated or merged out of existence, each participant will be entitled to a benefit as though he became fully vested in all previous awards to him immediately prior to or concurrently with such dissolution, liquidation or merger. The Board may provide that an option or stock appreciation right will be fully exercisable, or that a share of restricted stock will be free of such restriction upon a change in control of GS Financial.

     The Stock Incentive Plan may be amended at any time and from time to time by the New Board of Directors but no amendment which increases the aggregate number of shares of GS Financial Common Stock that may be issued pursuant to the Stock Incentive Plan will be effective unless it is approved by the stockholders of GS Financial. The Stock Incentive Plan will terminate upon the earlier of the adoption of a resolution by the New Board of Directors terminating the Stock Incentive Plan, or ten years from the date of the Stock Incentive Plan's approval by the Majority Holders.

STOCK  OPTIONS  AND  STOCK  APPRECIATION  RIGHTS

     Stock options are rights to purchase shares of GS Financial Common Stock. Stock appreciation rights are rights to receive, without payment to GS Financial, cash and/or shares of GS Financial Common Stock in lieu of the purchase of shares of GS Financial Common Stock under the stock option to which the stock appreciation right is attached. The Board may grant stock options in its discretion under the Stock Incentive Plan. The option price shall be determined by the Board at the time the option is granted and shall not be less than the par value of such shares.

     The Board will determine the number of shares of GS Financial Common Stock to be subject to any option awarded. The option will not be transferable by the recipient except by the laws of descent and distribution. The option period and date of exercise will be determined by the Board and may not exceed ten years. The option of any person who dies may be exercised by his executors, administrators, heirs or distributors if done so within one year after the date of that person's death with respect to any GS Financial Common Stock as to which the decedent could have exercised the option at the time of this death. Upon exercise of an option, the participant may pay for the GS Financial Common Stock so acquired in cash, with GS Financial Common Stock (the value of which will be the fair market value at the date of exercise), in a combination of both cash and GS Financial Common Stock, or, in the discretion of the Board, by promissory note. For purposes of determining the amount, if any, of the purchase price satisfied by payment with GS Financial Common Stock, fan market value in the mean between the highest and lowest sales price per share of the GS Financial Common Stock on a given day on the principal exchange upon which the stock trades or some other quotation source designated by the Board.

     The Board may, in its discretion, attach a stock appreciation right to an option awarded under the Stock Incentive Plan. A stock appreciation right in exercisable only to the extent that the option to which it is attached is exercisable. A stock appreciation right entitles the optionee to receive a payment equal to the appreciated value of each share of GS Financial Common Stock under option in lieu of exercising the option to which the right is attached. The appreciated value is the amount by which the fair market value of a share of GS Financial Common Stock exceeds the option exercise price for that share of GS Financial Common Stock. A holder of a stock appreciation right may receive cash, GS Financial Common Stock or a combination of both upon surrendering to GS Financial the unexercised option to which the stock appreciation right is attached. The GS Financial must elect its method of payment within fifteen business days after the receipt of written notice of an intention to exercise the stock appreciation fight.

     Any person granted an incentive stock option under the Stock Incentive Plan who makes a disposition, within the meaning of 425(c) of the Internal Revenue Code of 1986, as amended ("Code"), and the regulations promulgated thereunder, of any shares of GS Financial Common Stock issued to him pursuant to his exercise of an option within two years from the date of the granting of such option or within one year after the date any shares are transferred to him pursuant to the exercise of the incentive stock option must within ten days of the disposition notify GS Financial and immediately deliver to GS Financial any amount of federal income tax withholding required by law.

     A person to whom a stock option or stock appreciation right is awarded will have no rights as a stockholder with respect to any shares of GS Financial Common Stock issuable pursuant to the stock option or stock appreciation rights until actual issuance of a stock certificate for the GS Financial Common Stock.

RESTRICTED  STOCK

     The Board may in its discretion award GS Financial Common Stock that is subject to certain restrictions on transferability. This restricted stock issued pursuant to the Stock Incentive Plan may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by the laws of descent and distribution, for a period of time as determined by the Board, from the date on which the award is granted. The GS Financial will have the option to repurchase the shares of restricted GS Financial Common Stock at such price as the Board shall have fixed, in its sole discretion, when the award was made, which option will be exercisable at such times and upon the occurrence of such events as the Board shall establish when the restricted stock award is granted. The GS Financial may also exercise its option to repurchase the restricted GS Financial Common Stock if prior to the expiration of the restricted period, the participant has not paid to GS Financial amounts required to be withhold pursuant to federal, state or local income tax laws, Certificates for restricted stock will bear an appropriate legend referring to the restrictions. A holder of restricted stock may exercise all rights of ownership incident to such stock including the right to vote and receive dividends, subject to any limitations the Board may impose.

TAX  INFORMATION

     A recipient of an incentive stock option or a non-qualified stock option will not recognize income at the time of the grant of the option. On the exercise of a non-qualified stock option, the amount by which the fair market value of the GS Financial Common Stock on the date of exercise exceeds the option price will generally be taxable to the holder as ordinary income, and will be deductible for tax purposes by GS Financial. The disposition of GS Financial Common Stock acquired upon exercise of a non-qualified option will ordinarily result in capital gain or loss. In the case of officers who are subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the date for measuring the amount of ordinary income to be recognized upon the exercise of a non-qualified stock option will generally be six months after exercise rather than the date of exercise.

     On the exercise of an option that qualifies as an "incentive stock option" within the meaning of the Code, the holder will not recognize any income and GS Financial will not be entitled to a deduction for tax purposes. However, the difference between the exercise price and the fair market value of the GS Financial Common Stock received on the date of the exercise will be treated as an "item of tax preference" to the holder that may be subject to the alternative minimum tax. The disposition of GS Financial Common Stock acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss, however if the holder disposes of GS Financial Common Stock acquired upon the exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a "disqualifying disposition"), the holder will recognize ordinary income, and GS Financial will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares of GS Financial Common Stock on the date the option was exercised over the option price (or, in certain circumstances, the gain on sale, if less). Otherwise, GS Financial will not be entitled to any deduction for tax purposes upon disposition of such GS Financial Common Stock. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market of the GS Financial Common Stock on the date of exercise of the option will be capital gain.

     If an incentive option is exercised through the use of GS Financial Common Stock previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned GS Financial Common Stock and thus no gain or loss will be recognized with respect to such GS Financial Common Stock upon exercise. However, if the previously owned GS Financial Common Stock was acquired by the exercise of an incentive stock option or other tax qualified stock option and the holding period requirements for the GS Financial Common Stock were not satisfied at the time the previously owned GS Financial Common Stock was used to exercise the incentive option, such use would constitute a disqualifying disposition of such previously owned GS Financial Common Stock resulting in the recognition of ordinary income (but, under proposed Treasury regulations, not any additional gain in capital gain) in the amount described above.

     The amount of any cash or the fair market value of any GS Financial Common Stock received upon the exercise of stock appreciation fights under the Stock Incentive Plan will be subject to ordinary income tax in the year of receipt and GS Financial will be entitled to a deduction for such amount. However, if the holder receives GS Financial Common Stock upon the exercise of stock appreciation rights and is then subject to the restrictions of Section 16(b) of the Exchange Act; unless the holder elects otherwise, the amount of Ordinary income and deduction will be measured at the time such restrictions lapse.

     Generally, a grant of restricted stock under the Stock Incentive Plan will not result in taxable income to the employee or deduction to GS Financial in the year of the grant. The value of the GS Financial Common Stock will be taxable to the employee and compensation income in the years in which the restrictions on the GS Financial Common Stock lapse. Such value will be the fair market value of the GS Financial Common Stock on the dates the restrictions terminate, less any amount the recipient may have paid for the GS Financial Common Stock at the time of the issuance. An employee, however, may elect to treat the fair market value of the GS Financial Common Stock on the date of such grant (less restricted stock, provided the employee makes the election within thirty days after the date of the grant. If such an election is made and the employee later forfeits the GS Financial S hares to GS Financial, the employee will not be allowed to deduct at a later date the amount he had earlier included as compensation income. In any case, GS
Financial will receive a deduction corresponding in amount and time to the amount of compensation included in the employee's income in the year in which that amount is so included.

VIEW  OF  THE  NEW  BOARD  OF  DIRECTORS

     The New Board of Directors views adoption of the Stock Incentive Plan as essential to attract and retain qualified persons as employees, officers and directors of GS Financial and to motivate such employees, officers and directors to exert their best efforts on behalf of GS Financial. Each of the directors of GS Financial will be eligible to receive awards under the Stock Incentive plan and may participate in the granting of such awards.


        MARKET FOR THE GRAYSTONE FINANCIAL SERVICES, INC. COMMON STOCK

     The Company Common Stock has been thinly traded on a limited and sporadic basis in the over-the-counter market since November 18, 1986. The last known high and low bid price was $1.75 as of August 31, 1988. As far as it is known there has not been any high and low bid price for the years ended May 31, 1997 and May 31, 1996. The following table sets forth the high and low bid price of the Company Common Stock for the period indicated.

     FISCAL  1996          FISCAL  1997
     ------------          ------------
     BID          ASKED          BID          ASKED
     ---          -----          ---          -----

                  LOW     HIGH      LOW     HIGH      LOW     HIGH      LOW     HIGH
                -------  -------  -------  -------  -------  -------  -------  -------
First quarter   Unknown  Unknown  Unknown  Unknown  Unknown  Unknown  Unknown  Unknown
Second quarter  Unknown  Unknown  Unknown  Unknown  Unknown  Unknown  Unknown  Unknown
Third quarter   Unknown  Unknown  Unknown  Unknown  Unknown  Unknown  Unknown  Unknown
Fourth quarter  Unknown  Unknown  Unknown  Unknown  Unknown  Unknown  Unknown  Unknown



                                 MISCELLANEOUS

     The Company requests brokers, custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Company Common Stock and the Company will reimburse such holders for their reasonable expenses in connection therewith. Additional copies of this Information Statement may be obtained at no charge from the Company by writing to it at the following address: 1101 Post Oak Blvd., Suite 9, Houston, Texas 77056 and its telephone number is (713) 903-3788.
                                EXHIBITS INDEX


     A.          PLAN  AND  AGREEMENT  OF  MERGER


     B.          DELAWARE  CERTIFICATE  OF  INCORPORATION


     C.          FLORIDA  STATUTES


     D.          STOCK  INCENTIVE  PLAN


     E.          ANNUAL  REPORT  ON  FORM  10-K





     A  -          EXHIBIT  A
                         PLAN AND AGREEMENT OF MERGER


     THIS PLAN AND AGREEMENT OF MERGER (hereinafter referred to as this "Agreement") dated as of October 15, 1997, is made and entered into by and between Graystone Financial Services, Inc. a Florida corporation ("Company") and GS Financial Services, Inc., a Delaware corporation ("GS Financial").

                             W-I-T-N-E-S-S-E-T-H:

     WHEREAS, the Company is a corporation organized and existing under the laws of the State of Florida; and

     WHEREAS, GS Financial is a wholly-owned subsidiary corporation of the Company, having been incorporated on September 9, 1997; and

     NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Company shall be merged into GS Financial (the "merger") upon the terms and conditions hereinafter set forth.

                                   ARTICLE I

                                    Merger

     On December 9, 1997 as soon as practicable thereafter (the "Effective Date"); the Company shall be merged into GS Financial, the separate existence of the Company shall cease and GS Financial (following the Merger referred to as "GS Financial") shall continue to exist under the name of "GS Financial Services, Inc.," by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of GS Financial in the State of Delaware will be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of Newcastle, State of Delaware.

                                  ARTICLE II

                 Certificate of Incorporation of GS Financial

     The Certificate of Incorporation of GS Financial Services, Inc. shall be the Certificate of Incorporation of GS Financial as in effect on the date hereof without change unless and until amended in accordance with applicable law.

                                  ARTICLE III

                            By-Laws of GS Financial

     The By-Laws of GS Financial shall be the By-Laws of GS Financial as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

                                  ARTICLE IV

             Effect of Merger on Stock of Constituent Corporation

     4.01 On the Effective Date, (i) each 100 outstanding shares of Company common stock, $.0001 par value ("Company Common Stock") shall be converted into one share of GS Financial common stock, $.001 par value, ("GS Financial Common Stock"), except for those shares of Company Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, (ii) any fractional GS Financial Common Stock interests to which a holder of Company Common Stock would be entitled will be canceled with the holder thereof being entitled to receive $.002 per share of Company Common Stock not convertible into a whole share of GS Financial Common Stock (the "Cancellation Price") and (iii) each outstanding share of Company Common Stock held by the Company shall be retired and canceled and shall resume the status of an authorized and unissued GS Financial Common Stock.

     4.02 All options and rights to acquire Company Common Stock under or pursuant to any options or warrants which are outstanding on the Effective Date of the Merger will automatically be converted into equivalent options and rights to purchase that whole number of GS Financial Common Stock into which the number of Company Common Stock subject to such options or warrants immediately prior to the Effective Date would have been converted in the merger had such rights been exercised immediately prior thereto (with any fractional GS Financial Common Stock interest resulting from the exercise being settled in cash in the amount such holder would have received for any such fraction in the merger had he exercised such warrants or options immediately prior to the Merger). The option price per share of GS Financial Common Stock shall be the option price per share of Company Common Stock in affect prior to the Effective Date. All plans or agreements of the Company under which such options and rights are granted or issued shall be continued and assumed by GS Financial unless and until amended or terminated in accordance with their respective terms.

     4.03 (a) Continental Stock Transfer and Trust Company shall act as exchange agent in the Merger.

     (b) Prior to, or as soon as practicable, after the Effective Date, GS Financial shall mail to each person who was, at the time of mailing or at the Effective Date, a holder of record of issued and outstanding Company Common Stock (i) a form letter of transmittal and (ii) instructions for effecting the surrender of the certificate or certificates, which immediately prior the Effective Date represented issued and outstanding shares of Company Common Stock ("Company Certificates"), in exchange for certificates representing GS Financial Common Stock. Upon surrender of a Company Certificate for cancellation to GS Financial, together with a duly executed letter of transmittal, the holder of such Company Certificate shall subject to paragraph
(f) of this section 4.03 be entitled to receive in exchange therefor a certificate representing that number of GS Financial Common Stock into which the Company Common Stock theretofore represented by the Company Certificate so surrendered shall have been converted pursuant to the provisions of this
Article IV; and the Company Certificate so surrendered shall forthwith be canceled.

     (c) No dividends or other distributions declared after the Effective Date with respect to GS Financial Common Stock and payable to holders of record thereof after the Effective Date shall be paid to the holder of any unsurrendered Company Certificate with respect to GS Financial Common Stock which by virtue of the Merger are represented thereby, nor shall such holder be entitled to exercise any right as a holder of GS Financial Common Stock; until such holder shall surrender such Company Certificate. Subject to the effect, if any, of applicable law and except as otherwise provided in paragraph (f) of this Section 4.03, after the subsequent surrender and exchange of a Company Certificate, the holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which became payable prior to such surrender and exchange with respect to GS Financial Common Stock represented by such Company Certificate.

     (d) If any stock certificate representing GS Financial Common Stock is to be issued in a name other than that in which the Company Certificate surrendered with respect thereto is registered, it shall be a condition of such issuance that the Company Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance to a person other than the registered holder of the Company Certificate surrendered or shall establish to the satisfaction of GS Financial that such tax has been paid or is not applicable.

     (a) After the Effective Date, there shall be no further registration of transfers on the stock transfer books of the Company of the Shares of Company Common Stock, or of any other shares of stock of the Company, which were outstanding immediately prior to the Effective Date. If after the Effective Date certificates representing such shares are presented to the "GS Financial" they shall be canceled and, in the case of Company Certificates, exchanged for certificates representing GS Financial Common Stock and, as appropriate, cash as provided in this Article IV.

     (f) No certificates or scrip representing fractional GS Financial Common Stock shall be issued upon the surrender for exchange of Company Certificates, no dividend or distribution of GS Financial shall relate to any fractional GS Financial Common Stock interest, and no such fractional share interest will entitle the owner thereof to vote or to any right of a stockholder of GS Financial. In lieu thereof, GS Financial shall pay to each holder of Company Common Stock convertible into a fractional interest in GS Financial Common Stock the Cancellation Price.

                                   ARTICLE V

       Corporate Existence, GS Financial and Liabilities of GS Financial

     5.01 On the Effective Date, the separate existence of the Company shall cease. The Company shall be merged with and into GS Financial, GS Financial, in accordance with the provisions of this Agreement. Thereafter, GS Financial shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement and all and singular; the rights, privileges, powers and franchises of the Company and GS Financial, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in GS Financial; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter an effectually the property of GS Financial, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Company and GS Financial or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities, shall thenceforth attach to GS Financial, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     5.02 The Company agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as GS Financial may deem necessary or desirable in order to vest in and confirm to GS
Financial title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of the Company and otherwise to carry out the intent and purposes of this Agreement.

                                  ARTICLE VI

                    Officers and Directors of GS Financial

     6.01 Upon the Effective Date, the officers and directors of GS Financial shall be officers and directors of GS Financial in office at such date, and such persons shall hold office in accordance with the By-Laws of GS Financial or until their respective successors shall have been appointed or elected.

     6.02 If, upon the Effective Date, a vacancy shall exist in the Board of Directors of GS Financial, such vacancy shall be filled in the manner provided by its By-Laws.

                                  ARTICLE VII

              Approval by Shareholders; Amendment; Effective Date

     7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with applicable Florida law. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Florida and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The Effective Date of the Merger shall be the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

     7.02 The Board of Directors of the Company and GS Financial may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the merger by the shareholder of Company shall not (1) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the Company Common Stock (2) alter or change any term of the Certificate of Incorporation of GS Financial, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Company Common Stock.

                                 ARTICLE VIII

                             Termination of Merger

     This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Florida and the Secretary of State of Delaware, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Company and GS Financial.

                                  ARTICLE IX

                                 Miscellaneous

     In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

GRAYSTONE  FINANCIAL  SERVICES,  INC.
A  FLORIDA  CORPORATION



By:/s/Thomas  V.  Ackerly
   ----------------------
       Thomas  V.  Ackerly,  President


GS  FINANCIAL  SERVICES,  INC.
A  DELAWARE  CORPORATION



By:/s/Thomas  V.  Ackerly
   ----------------------
       Thomas  V.  Ackerly,  President
     B  -          EXHIBIT  B

                         CERTIFICATE OF INCORPORATION
                                      OF
                      GRAYSTONE FINANCIAL SERVICES, INC.


                                   ARTICLE I
                                     NAME


       The name of the Corporation is Graystone Financial Services, Inc.


                                  ARTICLE II
                                   DURATION

                The Corporation is to have perpetual existence.


                                  ARTICLE III
                          REGISTERED OFFICE AND AGENT

     The address of its registered office in the State of Delaware is the Corporation Trust Center at 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware. The name of its registered agent at such address is The Corporation Trust Company.


                                  ARTICLE IV
                                   PURPOSES

     The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Delaware. The Corporation shall have all the powers of a corporation organized under the General Corporation Law of the State of Delaware.


                                   ARTICLE V
                                 CAPITAL STOCK

     The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 35,000,000 of which 25,000,000 are to be shares of common stock, $.001 par value per share, and of which 10,000,000 are to be shares of serial preferred stock, $.001 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

     A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

     A.     Common Stock.  Except as provided in this Certificate, the holders
            ------------
of the common stock shall exclusively posses all voting power. Subject to the provisions of this Certificate, each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

     Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

     In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

     Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

     B.       Serial Preferred Stock.  Except as provided in this Certificate,
              ----------------------
the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

     (1) the distinctive serial designation and the number of shares constituting such series;

     (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

     (3) the voting powers, full or limited, if any, of the shares of such series;

     (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

     (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

     (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

     (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

     (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

     (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

     Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.


                                  ARTICLE VI
                               PREEMPTIVE RIGHTS

     No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, and upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.


                                  ARTICLE VII
                             REPURCHASE OF SHARES

     The Corporation may from time to time, pursuant to authorization by the board of directors of the Corporation and without action by the stockholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences or indebtedness, or other securities of the Corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the Corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.


                                 ARTICLE VIII
                  MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

     A. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

     B. Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which as been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

     C. There shall be no cumulative voting by stockholders of any class or series in the election of directors of the Corporation.

     D. Meetings of stockholders may be held at such place as the bylaws may provide.


                                  ARTICLE IX
                     NOTICE FOR NOMINATIONS AND PROPOSALS

     A. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

     B. Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and
(4) any material interest of the stockholder in such business. Notwithstanding anything in this Certificate to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

     C. The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.


                                   ARTICLE X
                                   DIRECTORS

     A.         Number; Vacancies.  The number of directors of the Corporation
                -----------------
shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action. Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this Article X.

     B.          Classified  Board.  The board of directors of the Corporation
                 -----------------
(other than directors which may be elected by the holders of preferred stock), shall be divided into three classes of directors which shall be designated
Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the organizational meeting of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

     Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.
     Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected and not be in addition to the number of directors fixed as provided in this Article X. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.


                                  ARTICLE XI
                             REMOVAL OF DIRECTORS

     Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors
(considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XI shall not apply with respect to the director or directors elected by such holders of preferred stock.


                                  ARTICLE XII
                         ACQUISITION OF CAPITAL STOCK

     A.          For  the  purpose  of  this  Article:

     (1) The term "Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute.

     (2) The term "acting in concert" shall mean (i) knowing participation in a joint activity or conscious parallel action towards a common goal whether or not pursuant to an express agreement, and (ii) a combination or pooling of voting or other interest in the Corporation's outstanding shares of capitol stock for a common purpose, pursuant to any contract, understanding, relationship, agreement or other arrangement, whether written or otherwise.

     (3) The term "acquire," "acquisition" or "acquiring" with respect to the acquisition of any security of the Corporation shall refer to the acquisition of such security by any means whatsoever, including without limitation, an acquisition of such security by gift, by operation of law, by will or by intestacy, whether voluntarily or involuntarily.

     (4) The term "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute.

     (5) The term "Common Stock" means all Common Stock of the Corporation and any other securities issued by the Corporation (other than the Warrants) which are treated as stock for purposes of Section 382 of the Code.

     (6) The term "Fair Market Value" of the Common Stock shall mean the average of the daily closing prices of the Common Stock for 15 consecutive trading days commencing 20 trading days before the date of such computation The closing price is the last reported sale price on the principal securities exchange on which the Common Stock is listed or, if the Common Stock is not listed on any national securities exchange, the NASDAQ National Marked System, or, if the Common Stock is not designated for trading on the NASDAQ National Market System, the average of the closing bid and asked prices as reported on NASDAQ or, if not so reported, as furnished by the National Quotation Bureau Incorporated. In the absence of such a quotation, the Corporation shall determine the current market rice on a reasonable and appropriate basis of the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation.

     (7) The term "own," "owing," "ownership" or "owning" refer to the ownership of securities within the meaning of Section 382 of the Code after taking into account the attribution rules of Section 382(l)(3) of the Code and the regulations promulgated hereunder (except insofar as such attribution would be inconsistent with provisions of this Article XII relating to Warrants).

     (8) The term "Person" shall mean any individual, firm, corporation, partnership, joint venture or other entity and shall include any group composed of such person and any other person with whom such person or any Affiliate or Associate (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Act) of such person has any agreement, arrangement or understanding, directly or indirectly, for the purposes of acquiring, holding, voting or disposing of Common Stock or Warrants, and any other person who is a member of such group.

     (9) The term "Transfer Agent" shall mean the transfer agent with respect to the Common Stock nominated and appointed by the Board of Directors from time to time.

     (10) The term "Warrant" shall mean any securities issued or assumed by the Corporation, or any securities issuable by the Corporation in respect to issued securities which are convertible into, or which include the right to acquire, shares of Common Stock, whether or not the right to make such conversion or acquisition is subject to any contingencies, including, without limitation, warrants, options, calls, contracts to acquire securities, convertible debt instruments or any other interests treated as an option pursuant to Section 382(l)(3) of the Code.

     (11) The term "Warrant Agent" shall mean any warrant agent for any Warrants nominated and appointed by the Board of Directors from time to time.

     B. (1) If, at any time during the ten years from the effective date of this Certificate, any Person shall acquire the beneficial ownership (as determined pursuant to Rules 13d-3 and 13d-5 under the Act) of more than 20% of any class of Common Stock, then the record holders of Common stock beneficially owned by such acquiring Person shall have only the voting rights set forth in this paragraph B on any matter requiring their vote or consent. With respect to each vote in excess of 20% of the voting power of the outstanding shares of Common Stock which such record holders would otherwise be entitled to cast without giving effect to this paragraph B, the record holders in the aggregate shall be entitled to cast only one-hundredth of a vote. A Person who is a record owner of shares of Common Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this paragraph B by virtue of such shares being so beneficially owned by any of such acquiring Persons. The effect of the reduction in voting power required by this paragraph B shall be given effect in determination the presence of a quorum for purposes of convening a meeting of the stockholders of the Corporation

     (2) The limitation on voting rights prescribed by this paragraph B shall terminate and be of no force and effect as of the earliest to occur of:

     (i) the date that any person becomes the beneficial owner of shares of stock representing at least 75% of the total number of votes entitled to be cast in respect of all outstanding shares of stock, before giving effect to the reduction in votes prescribed by this paragraph B; or

     (ii) the date (the "Reference Date") one day prior to the date on which, as a result of such limitation of voting rights, the Common Stock will be delisted from (including by ceasing to be temporarily or provisionally authorized for listing with) the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), or be no longer authorized for inclusion (including by ceasing to be provisionally or temporarily authorized for inclusion) on the National Association of Securities Dealers, Inc. Automated Quotation System/National Market System ("NASDAQ/NMS"); provided, however, that (a) such termination shall not occur until the earlier of (x) the 90th day after the Reference Date or (y) the first day on or after a Reference Date that there is not pending a proceeding under the rules of the NYSE, the AMEX or the NASDAQ/NMS or any other administrative or judicial proceeding challenging such delisting or removal of authorization of the Common Stock, an application for listing of the Common stock with the NYSE or the AMEX or for authorization for the Common Stock to be including on the NASDAQ/NMS, or an appeal with respect to any such application, and (b) such termination shall not occur by virtue of such delisting or lack of authorization if on or prior to the earlier of the 90th day after the Reference Date or the day on which no proceeding, application or appeal of the type described in (y) above is pending, the Common Stock is approved for listing or continued listing on the NYSE or the AMEX or authorized for inclusion or continued inclusion on the NASDAQ/NMS (including any such approval or authorization which is temporary or provisional). Nothing contained herein shall be construed so as to prevent the Common Stock from continuing to be listed with the NYSE or AMEX or continuing to be authorized for inclusion on the NASDAQ/NMS in the event that the NYSE, AMEX or NASDAQ/NMS, as the case may be, adopts a rule or is governed by an order, decree, ruling or regulation of the Securities and Exchange Commission which provides in whole or in part that companies having common stock with differential voting rights listed on the NYSE or the Amex or authorized for inclusion on the NASDAQ/NMS may continue to be so listed or included.

     C.      The restrictions contained in this Article XII shall not apply to
(1) any underwriter or member of an underwriting or selling group involving a public sale or resale of securities of the Corporation or a subsidiary thereof; provided, however, that upon completion of the sale or resale of such securities, no such underwriter or member of such selling group is a beneficial owner of more than 4.9% of any class of equity security of the Corporation, (2) any revocable proxy granted pursuant to a proxy solicitation in compliance with section 14 of the Act by a stockholder of the Corporation or (3) any employee benefit plans of the Corporation. In addition, the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries, the directors of subsidiaries of the Corporation, the employee benefit plans of the Corporation and its subsidiaries, entities organized or established by the Corporation or any subsidiary thereof pursuant to the terms of such plans and trustees and fiduciaries with respect to such plans acting in such capacity shall not be deemed to be a group with respect to their beneficial ownership of voting stock of the Corporation solely by virtue of their being directors, officers or employees of the Corporation or a subsidiary thereof or by virtue of the Continuing Directors of the Corporation, the officers and employees of the Corporation and its subsidiaries and the directors of subsidiaries of the Corporation being fiduciaries or beneficiaries of an employee benefit plan of the Corporation or a subsidiary of the Corporation. Notwithstanding the foregoing, no director, officer or employee of the Corporation or any of its subsidiaries or group of any of them shall be exempt from the provisions of this Article XII should any such person or group become a beneficial owner of more than 20% of any class of equity security of the Corporation.

     D. A majority of the Continuing Directors, as defined in Article XIII, shall have the power to construe and apply the provisions of paragraphs B, C and D of this Article XII and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (1) the number of shares beneficially owned by any person, (2) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in the definition of beneficial ownership, (3) the application of any other definition or operative provision of this Article XII to the given facts or (4) any other matter relating to the applicability or effect of paragraphs B, C and D of this Article XII. Any constructions, applications, or determinations made by the Continuing Directors pursuant to paragraphs B, C and D of this Article XII in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

     E. All certificates evidencing ownership of Common Stock or ownership of Warrants of the Corporation shall bear a conspicuous legend in compliance with the General Corporation Law of Delaware describing the restrictions on transfers set forth in this Article XII.

     F. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.


                                 ARTICLE XIII
                   APPROVAL OF CERTAIN BUSINESS COMBINATIONS

     The stockholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

     A. (1) Except as otherwise expressly provided in this Article XIII, and in addition to any other vote required by law, the affirmative vote required by law, the affirmative vote of the holders of (i) at least 75% of the voting power of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately the affirmative vote of the holders of at least 75% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required in order to authorize any of the following:

     (a) any merger or consolidation of the Corporation or a subsidiary of the Corporation with or into a Related person (as hereinafter defined);

     (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or pledge, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;

     (c) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary of the Corporation;

     (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary of the Corporation;

     (e) the issuance of any securities of the Corporation or a subsidiary of the Corporation to a Related Person other than on a pro rata basis to all holders of capital stock of the Corporation of the same class or classes held by the Related person, pursuant to a stock split, stock dividend or distribution or warrants or rights, and other than in connection with the exercise or conversion of securities exercisable for or convertible into securities of the Corporation or any of its subsidiaries which securities have been distributed pro rata to all holders of capital stock of the Corporation;

     (f) the acquisition by the Corporation or a subsidiary of the Corporation of any securities of a Related Person;

     (g) any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation or any similar transaction (whether or not with or into or otherwise involving a Related Person) that has the effect directly or indirectly, of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity or convertible securities of the Corporation or any subsidiary that are directly or indirectly owned by any Related Person; and

     (h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XIII.

     (2) Such affirmative vote shall be required notwithstanding any other provision of this Certificate, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote; provided, however, that in no instance shall the provisions of this Article XIII require the vote of greater than 85% of the voting power of the outstanding shares entitled to vote thereon for the approval of a Business Combination.

     (3) The term "Business Combination" as used in this Article XIII shall mean any transaction which is referred to in any one or more of subparagraphs A(1)(a) through (h) above.

     B. The provisions of paragraph A shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provision of this Certificate, any provision of law, or any agreement with any regulatory agency or national securities exchange, if the Business Combination shall have been approved in advance by a two-thirds vote of the Continuing Directors (as hereinafter defined; provided, however, that such approval shall only be effective if obtained at a meeting at which a continuing Director Quorum (as hereinafter defined) is present.

     C. For the purposes of this Article XIII the following definitions apply:

     (1) The term "Related Person" shall mean and include (i) any individual, corporation, partnership or other person or entity which together with its "affiliates" or "associates" (as those terms are defined in the Act) "beneficially owns" (as that there is defined in the Act) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and
(ii) any "affiliate" or "associate" (as those terms are defined in the Act) of any such individual, Corporation, partnership or other person or entity;
provided, however, that the term "Related Person" shall not include the Corporation, any subsidiary of the Corporation, any employee benefit plan, employee stock plan of the Corporation or of any subsidiary of the Corporation, or any trust established by the Corporation in connection with the foregoing, or any person or entity organized, appointed, established or holding shares of capital stock of the Corporation for or pursuant to the terms of any such plan, nor shall such term encompass shares of capital stock of the Corporation held by any of the foregoing (whether or not held in a fiduciary capacity or otherwise). Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.

     (2) The term "Substantial Part" shall mean more than 25% of the total assets of the entity at issue, as of the end of its most recent fiscal year ending prior to the time the determination is made.

     (3) The term "Continuing Director" shall mean any member of the board of directors of the Corporation who is unaffiliated with and who is not the Related Person and was a member of the board prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with and who is not the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing
Directors  then  on  the  board.

     (4) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.


                                  ARTICLE XIV
                      EVALUATION OF BUSINESS COMBINATIONS

     In connection with the exercise of its judgment in determining what is in the best interests of the Corporation and of the stockholders, when evaluating a Business Combination (as defined in Article XIII) or a tender or exchange offer, the board of directors of the Corporation shall, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, consider all of the following factors and any other factors which it deems relevant; (A) the social and economic effects of the transaction on the Corporation and its subsidiaries, employees and customers, creditors and other elements of the communities in which the Corporation and its subsidiaries operate or are located; (B) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the Corporation and its subsidiaries and the other elements of the communities in which the Corporation and its subsidiaries operate or are located; and (C) the competence, experience, and integrity of the acquiring person or entity and its or their management.


                                  ARTICLE XV
                                INDEMNIFICATION

     Any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article XV. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article XV shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.


                                  ARTICLE XVI
                      LIMITATIONS ON DIRECTORS' LIABILITY

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except: (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which the director derived any improper personal benefit. If the General Corporation law of the State of Delaware is amended after the date of filing of this Certificate to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                 ARTICLE XVII
                              AMENDMENT OF BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of this Certificate or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.


                                 ARTICLE XVIII
                   AMENDMENT OF CERTIFICATE OF INCORPORATION

     Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing at any time and from time to time, the provisions set forth in Articles VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII and this Article XVIII may be repealed, altered, amended or rescinded in any respect only if the same is approved by the affirmative vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).

                                  ARTICLE XIX

     The  name  and  address  of  the  incorporator  is:

                                 Danyel Owens
                            770 South Post Oak Lane
                                   Suite 435
                             Houston, Texas  77056

     I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, does make and file this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this 8th day of September, 1997.



     /s/Danyel  Owens
     ----------------
  Danyel  Owens

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                           BEFORE PAYMENT OF CAPITAL

                                      OF

                      GRAYSTONE FINANCIAL SERVICES, INC.


FIRST:     That Article I of the Certificate of Incorporation be and it hereby is  amended  to  read  as  follows:

     RESOLVED, that the Certificate of Incorporation of Graystone Financial Services, Inc. be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

          The  name  of  the  Corporation  is  GS  Financial  Services,  Inc.

SECOND:       That the corporation has not received any payment for any of its stock.

THIRD:          That  the  amendment  was  duly adopted in accordance with the provisions of section 241 of the General Corporation Law of the State of Delaware.


     EXECUTED  this  15th  day  of  October,  1997.



/s/Danyel  Owens
----------------
Danyel  Owens,  Incorporator



     C  -          EXHIBIT  C
                               FLORIDA STATUTES

607.1301.          DISSENTERS'  RIGHTS;  DEFINITIONS

The  following  definitions  apply  to  ss.  607.1302  and  607.1320:

     (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (2) "Fair value" with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.


607.1302.          RIGHT  OF  SHAREHOLDERS  TO  DISSENT

     (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of, any of the corporate actions:

     (a) Consummation of a plan of merger to which the corporation is a party:

     1.          If  the  shareholder  is  entitled  to vote on the merger, or

     2. If the corporation is a subsidiary that is merged with its parent under s. 507.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

     (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

     (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

     (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

     (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

     1. Altering or abolishing any preemptive rights attached to any of his shares;

     2. Altering or abolishing the voting rights pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

     3. Effecting an exchange, cancellation, or reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

     4. Reducing the stated redemption price of any of his redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;

     5. Making noncumulative, in whole or in part, dividends of any of his preferred shares which had theretofore been cumulative;

     6. Reducing the stated dividend preference of any of his preferred shares; or

     7. Reducing any stated preferential amount payable on any of his preferred shares upon voluntary or involuntary liquidation; or

     (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.

     (2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.

     (3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

     (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or held of record by not fewer than 2,000 shareholders.

     (5) A shareholder entitled to dissent and obtain payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


607.1320.          PROCEDURE  FOR  EXERCISE  OF  DISSENTERS'  RIGHTS

     (1)(a)  If  a proposed corporate action creating dissenters' rights under
s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and
607.1320.    A  shareholder  who  wishes  to  assert dissenters' rights shall:

     1. Deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and

     2. Not vote his shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

     (b)     If proposed corporate action creating dissenters' rights under s.
607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

     (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in Writing to, the proposed action.

     (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

     (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the filing of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

     (a)          Such  demand  is  withdrawn  as  provided  in  this section;

     (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

     (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

     (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

     (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of
such  action.    Such  notice  and  offer  shall  be  accompanied  by:

     (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

     (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period. for the portion thereof during which it was in existence.

     (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

     (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

     (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

     (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

     (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as in the case of other treasury shares, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

     D  -  8          EXHIBIT  D
                          GS FINANCIAL SERVICES, INC.

                             STOCK INCENTIVE PLAN

1.          PURPOSE

The purpose of this Stock Incentive Plan (the "Plan") is to advance the interests of GS Financial Services, Inc. (the "Company") and its stockholders by providing deferred stock incentives in addition to current compensation to certain key executives and certain directors of the Company and of its subsidiaries who contribute significantly to the long-term performance and growth of the Company and such subsidiaries. As used in this Plan, subsidiary includes parent of the Company and any subsidiary of the Company within the meaning of Sections 425(e) and (f) of the Internal Revenue Code of 1986, as amended ("Code"), respectively.

2.          ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or a committee of the Board of Directors duly authorized and given authority by the Board of Directors to administer the Plan (the Board of Directors or such duly authorized committee hereinafter referred to as the "Board"), as such is from time to time constituted.

The Board shall have all the powers vested in it by the terms of the Plan, such powers to include exclusive authority (within the limitation described herein) to select the employees to be granted Awards under the Plan, to determine the type, size and terms of the Awards to be made to each employee selected, to determine the time when Awards will be granted, and to prescribe the form of the instruments evidencing Awards made under the Plan. The Board shall be authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations which it believes necessary or advisable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the Manner and to the extent the Board deems desirable to carry it into effect. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number of any officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be able for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

3.          PARTICIPATION

Subject to the provisions of the Plan, the Board shall have exclusive power to select the directors and officers and other key employees of the Company and its subsidiaries participating in the Plan to be granted Awards under the Plan.

4.          AWARDS  UNDER  THE  PLAN

     (a)       TYPE OF AWARDS.Awards under the Plan may be of three types: (i)
               ---------------
"Non-qualified Stock Options" or "Incentive Stock Options," (ii) "Stock Appreciation Rights" attached to Stock Options, or (iii) "Restricted Stock." Stock Options are rights to purchase shares of Common Stock of the Company having a par value of $.001 per share (the "Common Stock"). Stock Appreciation Rights are rights to receive, without payment to the Company, cash and/or shares of Common Stock in lieu of the purchase of shares of Common Stock under the Stock Option to which the Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 5. Restricted Stock is a share of Common Stock which is subject to the repurchase option and the other terms, conditions and restrictions described in Paragraph 6.

     (b)       MAXIMUM NUMBER OF SHARES THAT MAY BE ISSUED.There may be issued
               ----------------------------- --------------
under the Plan (as Restricted Stock or pursuant to the exercise of Stock Options or Stock Appreciation Rights) an aggregate of not more than 2,500,000 shares of Common Stock, subject to adjustment as provided in Paragraph 8. In addition to Common Stock actually so issued, there shall be deemed to have been issued pursuant to the Plan (and therefore no longer available in connection with Awards) a number of shares equal to the aggregate of the number of shares of Common Stock under option in respect of which Stock Appreciation Rights granted pursuant to subparagraph 5(f) shall have been exercised minus the number of shares of Common Stock, if any, issued upon exercise of such Stock Appreciation Rights. Common Stock issued pursuant to the Plan may be either authorized but unissued shares or reacquired shares, or both. If any Common Stock issued as Restricted Stock shall be repurchased pursuant to the option described in Paragraph 6 below, or if any Common Stock issued under the Plan shall be reacquired pursuant to restrictions imposed at the time of issuance, such shares may again be issued under the Plan.

     (c)          RIGHTS  WITH  RESPECT  TO  COMMON  STOCK
                  ----------------------------------------

     (i) An employee to whom an Award of Restricted Stock has been made shall have, after issuance to him of a certificate for the number of shares of Common Stock awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such shares of Common Stock as herein provided, ownership of such shares of Common Stock, including the right to vote the same and to receive dividends thereon, subject however, to the options, restrictions and limitations imposed thereon pursuant to the Plan.

     (ii) An employee to whom an Award of Stock Option or Stock Appreciation Rights is made (and any person succeeding to such an employee's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any shares of Common Stock issuable pursuant to any such Stock Option or Stock Appreciation Rights until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 8, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     (d)      EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS: EXPIRATION OF
              ----------------------------------------------------------------
RESTRICTIONS  APPLICABLE  TO  RESTRICTED  STOCK.Options and Stock Appreciation
------------------------------------------------
Rights shall be subject to such terms and conditions upon exercisability as the Board may determine consistent with the provisions of this Plan. Repurchase and other restrictions applicable to Restricted Stock shall be such as are determined in the discretion of the Board consistent with the provisions of the Plan. The Board may determine to permit any Option granted hereunder to be exercisable immediately upon the date of grant or any time thereafter. The Board may determine to permit any Stock Appreciation Right granted hereunder to be exercisable not less than six months after the initial award of the Option containing, or the amendment or supplementation of any existing Option Agreement adding the Stock Appreciation Right; provided, however, that this limitation shall not apply in the event of death or disability. The Board may determine that there shall be no restrictions applicable to Restricted Stock awarded under the Plan.

5.          STOCK  OPTIONS  AND  STOCK  APPRECIATION  RIGHTS

The Board may grant Stock Options (to which may but need not be attached Stock Appreciation Rights as specified in subparagraph 5(f). Each Stock Option (referred to herein as an "Option") granted under the Plan shall be evidenced by an instrument in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions (and with such other terms and conditions, including but not limited to restrictions upon the Option or the shares of Common Stock issuable upon exercise thereof, as the Board, in its discretion, shall establish):

     (a) The Option price shall be determined by the Board at the time the Option is granted and shag not be less than the par value of such shares of Common stock.

     (b) The Board will determine the number of shares of Common Stock to be subject to each Option. The number of shares of Common Stock subject to an outstanding Option will be reduced on a share for share basis to the extent that shares of Common Stock under such Option are used to calculate the cash and/or shares of Common Stock received pursuant to exercise of a Stock Appreciation Right attached to such Option.

     (c) The Option shall not be transferable by the optionee otherwise than will or the laws of descent and distribution, and shall be exercisable during his lifetime only to him.

     (d) The Board will determine the conditions and terms governing the exercise of granted Options; provided, however that no Option shall be exercisable:

     (i) after the expiration of ten years from the date it is granted and may be exercised during the period prior to its expiration only at such time or times as the Board may establish;

     (ii) unless payment in United States dollars by cash or check is made for the shares being acquired thereby in frill at the time of exercise, or at the option of the holder of such Option, in Common Stock theretofore owned by such holder (or any combination of cash and Common Stock).

For purposes of determining the amount, if any, of the purchase price satisfied by payment of Common Stock under clause (ii) above, such Common Stock shall be valued at its fair market value on the date of exercise. Fair market value means the fair market value of one share of Common Stock on the date in question, which is deemed to be the mean between the highest and lowest sales prices per share of Common Stock on any national stock exchange upon which Common Stock is listed, or if Common Stock is not listed on any national stock exchange, the mean between the highest closing bid and lowest closing asked prices for Common Stock as reported by the National Association of Securities Dealers NASDAQ System, or if not reported by such system, the mean between the closing bid and asked prices as quoted by such quotation source as shall be designated by the Board on that date. If there shall have been no sale on the date in question, fair market value shall be determined by reference the last preceding date on which such a sale or sales were so reported. Any Common Stock delivered in satisfaction of all or a portion of the purchase price shall be appropriately endorsed for transfer and assigned to the Company. The Board may, in its discretion and to the extent permitted by the laws of the State of Delaware determine to permit the holder of an Option to satisfy the purchase price of the shares as to which an Option is exercised by delivery of the Option holder's promissory note, such note to be subject to such terms and conditions as the Board may determine. The Board may, in its discretion and to the extent permitted by the laws of the State of Delaware, determine to cause the Company to lend to be holder of an Option, funds on such terms and conditions as the Board may determine to be appropriate, sufficient for the holder of an Option to pay the purchase price of the shares as to which an Option is to be exercised.

     (e) If any person to whom an Option has been granted shall die holding an Option which has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) hereon, exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death.

(f) If the Board, in its discretion, so determines, there may be attached to the Option a Stock Appreciation Right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Board shall impose, including the following.

     (i) A Stock Appreciation Right may be exercised only to the extent that the option to which it is attached is at the time exercisable. However, if the option to which the Stock Appreciation Right is attached is exercisable and if the optionee is at the relevant time an officer or director of the Company who is required to file reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") ("Covered Participant") - the Stock Appreciation Right may, subject to the approval of the Board, be exercised, under such terms and conditions as may be specified by the Board;

     (ii) A Stock Appreciation Right shall entitle the optionee (or any person entitled to act under the provisions of subparagraph 5(e) hereon to surrender unexercised the Option to which the Stock Appreciation Right is attached (or any portion of such Option) to the Company and to receive from the Company in exchange therefor that number of shares of Common Stock having an aggregate value equal to (or, in the discretion of the Board, less than) the excess of the value of one share over the option price per share times the number of shares subject to the option, or portion thereof, which is so surrendered. The Company shall be entitled to elect to settle its obligation arising out of the exercise of a Stock Appreciation Right, by the payment of cash equal to the aggregate value of the shares it would otherwise be obligated to deliver or partly by the payment of cash and partly by the delivery of shares of Common Stock. Any such election shall be made within 15 business days after the receipt by the Board of written notice of the exercise of the Stock Appreciation Right. The value of a share of Common Stock for this purpose shall be the fair market value thereon on the last business day next preceding the date of the election to exercise the Stock Appreciation Right;

     (iii) No fractional shares shall be delivered under this subparagraph 5(f) but in lieu thereof a cash adjustment shall be made.

     (g) The Option agreement evidencing any incentive stock option granted under this Plan shall provide that if the optionee makes a disposition, within the meaning of Section 425(c) of the code and the regulations promulgated thereunder, of any share or shares of Common Stock issued to him pursuant to his exercise of an Option granted under this Plan within the two-year period commencing on the day after the date of the granting of such Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Option, he shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

6.          RESTRICTED  STOCK

Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Board shall prescribe form time to time in accordance with the Plan and shall comply with the following terms and conditions (and with such other terms and conditions as the Board, in its discretion, shall establish):

     (a) The Board shall determine the number of shares of Common Stock to be issued to a participant pursuant to the Award.

     (b) Shares of Common Stock issued to a participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Board shall determine, from the date on which the Award is granted (the "Restricted Period"). The Company will have the option to repurchase the shares subject to the Award at such price as the Board shall have fixed, in its sole discretion, when the Award was made, which option will be exercisable at such times and upon the occurrence of such events as the Board shall establish when the Award is granted or if, on or prior to the expiration of the Restricted Period or the earlier lapse of the Option, the participant has not paid to the Company an amount equal to any Federal, State or local income or other taxes which the Company determines is required to be withheld in respect of such shares. Such option shall be exercisable on such terms, in such manner and during such period as shall be determined by the Board when the Award is made. Certificates for shares of Common Stock issued pursuant to Restricted Stock Awards shall bear an appropriate legend referring to the foregoing Option and other restrictions and to the fact that the shares are partly paid. Any attempt to dispose of any such shares of Common Stock in contravention of the foregoing Option and other restrictions shall be null and void and without effect. If shares of Common Stock issued pursuant to a Restricted Stock Award shall be repurchased pursuant to the Option described above, the participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the shares of Common Stock awarded to the participant, accompanied by such instruments of transfer, if any, as may reasonably be required by the Secretary of the Company. If the Option described above is not exercised by the company during such period as is specified by the Board when the Award is made, such Option and the restrictions imposed pursuant to the first sentence of this subparagraph 6(b) shall terminate and be of no further force and effect.

7. STOCK DIVIDENDS, STOCK SPLITS, REORGANIZATIONS AND CERTAIN OTHER CORPORATION TRANSACTIONS

     (a)      EXERCISE OR CORPORATE POWERS.The existence of outstanding awards
              -----------------------------
of Options, Stock Appreciation Rights or Restricted Stock shall not effect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures preferred or prior preference stocks ahead of or affecting the Company's shares of Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

(b)         RECAPITALIZATION OF THE COMPANY.If, while there are Options, Stock
            --------------------------------
Appreciation Rights or Restricted Stock outstanding, the Company shall effect any subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of shares or recapitalization or other increase or reduction in the number of shares of Common Stock outstanding, without receiving compensation therefor in money, services or property, then the number of shares of Common Stock available under the Plan and the number of Options, Stock Appreciation Rights or Restricted Stock which may thereafter be exercised shall (i) in the event of an increase in the number of shares outstanding, be proportionately increased and the fair market value of the Options, Stock Appreciation Rights or Restricted Stock awarded as of the date of the award shall be proportionately reduced; and (ii) in the event of a reduction in the number of shares outstanding, be proportionately reduced, and the fair market value of the Options, Stock Appreciation Rights or Restricted Stock awarded as of the date of the Award shall be proportionately increased.

     (c)       REORGANIZATION OF THE COMPANY.If the Company is reorganized, or
               ------------------------------
merged or consolidated or a party to a plan of exchange with another corporation pursuant to which reorganization, member, consolidation or plan of exchange stockholders of the Company receive any shares of Common Stock or other securities, or if the Company shall distribute securities of another corporation to its stockholders, each Participant shall be entitled to receive in lieu of the number of unexercised Options, Stock Appreciation Rights at the date of award, to which such holder would have been entitled pursuant to the terms of the agreement of merger of consolidation, if immediately prior to such merger or consolidation such holder had been the holder of record of a number of shares of Common Stock equal to the number of the unexercised Options or Stock Appreciation Rights previously awarded to him, and Restricted Stock shall be treated the same as unrestricted outstanding shares of Common Stock; provided, that, anything herein contained to the contrary notwithstanding, upon the dissolution or liquidation of the Company or upon any merger or consolidation of the Company where it is not the surviving corporation, each Participant shall be entitled to a benefit as though he had become fully vested in all Options, Stock Appreciation Rights and Restricted Stock previously awarded to him and then outstanding under this Plan, and had terminated employment with the Company immediately prior to or concurrently with such dissolution or liquidation or merger or consolidation.

     (d)          ISSUE  OF  COMMON STOCK BY THE COMPANY.Except as hereinabove
                  ---------------------------------------
expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or fair market value of, any Options or Stock Appreciation Rights then outstanding under previous awards but holders of Restricted Stock shall be treated the same as the holders of outstanding unrestricted shares of Common Stock

(e)      CHANGE IN CONTROL.The Board may, in its sole discretion, provide that
         ------------------
an Option or Stock Appreciation Right shall become fully exercisable or that a share of Restricted Stock shall be free of any restrictions upon a Change in Control of the Company (as defined in the next sentence). "Change in Control" of the Company shall be conclusively deemed to have occurred if (and only if) any of the following shall have taken place: (i) a change in control is reported by the Company in response to either Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act or Item 1 of Form 8-K promulgated under the Exchange Act; (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent or more of the combined voting power of the company's then outstanding securities; or
(iii) following the election or removal of directors, a majority of the Board of Directors consists of individuals who were not members of the Board of Directors two years before such election or removal, unless the election of each director who was not a director at the beginning of such two-year period has been approved in advance by directors representing at least a majority of the directors then in office who were directors at the beginning of the two-year period.

8.          DESIGNATION  OF  BENEFICIARY  BY  PARTICIPANT

A participant may name a beneficiary to receive any payment to which he may be entitled in respect of Awards under the Plan in the event of his death, on a form to be provided by the Board. A participant may change his beneficiary from time to time in the same manner. If no designated beneficiary is living on the date on which any amount becomes payable to a participant's beneficiary, such payment will be made to the participant's executors or administrators, and the term "beneficiary" as used in the Plan shall include such person or persons.

9.          TAXES

     (a) The Company may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Options or Stock Appreciation Rights or Restricted Stock granted under this Plan.

     (b) Notwithstanding the terms of subparagraph 9(a), any participant may pay all or any portion of the taxes required or allowed to be withheld by the Company if paid to him in connection with the exercise of an Option, Stock Appreciation Right or vesting of any Award of Restricted Stock by electing to have the Company withhold shares of Common Stock, or by delivering previously owned shares of Common Stock, having a fair market value, determined in accordance with subparagraph 5(d), equal to the amount required to be withheld or paid. A Participant must take the foregoing election on or before the date (bat the amount of tax to be withheld is determined ("Tax Date"). Such elections are irrevocable and subject to disapproval by the Board. Elections by Covered Participants are subject to the following additional restrictions:
(i) such election may not be made within six months of the grant of the Award, provided that this limitation shall not apply in the event of death or disability, and (ii) such election must be made either six months or more prior to the Tax Date or in a Window Period (as defined herein). Where the Tax Date in respect of an Award is deferred until after exercise or expiration of restrictions and the Covered Participant elects share withholding, the full amount of shares of Common Stock will be issued or transferred to him upon exercise of the Option or exercise of the Stock Appreciation Right or expiration of restrictions of the Restricted Stock, as the case may be, but the Covered Participant shall be unconditionally obligated to tender back to the Company the number of shares necessary to discharge the Company's withholding obligation or his estimated tax obligation on the Tax Date. As used herein, Window Period means the period commencing on the third business day following the Company's release of a quarterly or annual summary statement of sales and earnings and ending on the twelfth business day following such release.

10.          MISCELLANEOUS  PROVISIONS

     (a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any subsidiary.

(b) A participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death), including but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner and not such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

     (c) No shares of Common Stock shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws.

     (d)          The  expenses  of  the  Plan  shall  be home by the Company.

     (e) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund to make any other segregation of assets to assure the payment of any Award under the Plan and payment of Awards shall be subordinate to the claims of the Company's general creditors.

By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Board.

11.          AMENDMENT  OR  DISCONTINUANCE

The Plan may be amended at any time and from time to time by the Board of Directors but no amendment which increases the aggregate number of shares of Common Stock which may be issued pursuant to the Plan shall be effective unless and until the same is approved by the stockholders of the, Company. No amendment of the Plan shall adversely affect any right of any participant with respect to any Award theretofore granted without such participant's written consent.

12.          TERMINATION

This Plan shall terminate upon the earlier of the following dates or events to occur:

     (a) upon the adoption of a resolution of the Board of Directors terminating the Plan; or

     (b)          ten  years  from  the  date  hereof

     No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan.

13.          STOCKHOLDER  ADOPTION

The Plan shall be submitted to the stockholders of the Company for their approval and adoption on or before October 15, 1997. The Plan shall not be effective and any Award made hereunder shall be void and of no effect if the Plan is not so approved. The stockholders shall be deemed to have approved the Plan only if it is approved at a meeting of the stockholders duly held on or before that date by vote or by written consent in the manner required by the laws of the State of Delaware.

     E  -  1          EXHIBIT  E
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 10-K

              QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


For  the  Year  ended  May  31,  1997         Commission File Number 33-0878-A



                              GRAYSTONE FINANCIAL
                              -------------------
                                SERVICES, INC.
                                --------------
              (Exact name of registrant as specified in charter)

          Florida                                                59-2686448
     ------------                                                ----------
(State  or  other  jurisdiction of     (I.R.S. Employer Identification Number)
incorporation  or  organization)



                   P.0. Box 615, Glen Ridge, NJ 070028-0615
                   ----------------------------------------
                   (Address of principal executive offices)


                               1.   201-746-7818
                        (Registrant's telephone number)


INDICATE BY CHECK MARK WHETHER THE REGISTRANT (1) HAS FILED ALL REPORTS REQUIRED TO BE FILED BY SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DURING THE PRECEDING 12 MONTHS (OR FOR SUCH SHORTER PERIOD THAT THE REGISTRANT WAS REQUIRED TO FILE SUCH REPORTS), AND (2) HAS BEEN SUBJECT TO SUCH FILING REQUIREMENTS FOR THE PAST 90 DAYS.


     Yes          X            No      ___
                ---

The  number  of  shares  of  Common  Stock  outstanding as of May 31, 1997 was
3,999,118.
                              E - 7     EXHIBIT E
                                    PART I


ITEM  1.  BUSINESS

HISTORY  AND  ORGANIZATION

Graystone Financial Services, Inc. (The Company), formerly known as Capital Investment Development Corp. was incorporated under the laws of the State of Florida on June 24, 1986 with a authorized capital of 100,000,000 shares of common stock with a par value of $.0001. On October 10, 1988 the Company amended its Articles of Incorporation changing its name to Graystone Financial Services, Inc.

On March 16, 1987, the Company formed a wholly-owned subsidiary, Bradford-Taylor Clearinghouse, Inc. Bradford-Taylor Clearinghouse, Inc. has
been  inactive  from  inception  through  July  31,  1995.    Bradford-Taylor
Clearinghouse, Inc. entered into a licensing agreement with Nico Electric, A.G. on August 1, 1995 in exchange for 11.3% of the common stock of
Bradford-Taylor  Clearinghouse,  Inc.    The  licensing  agreement  allows
Bradford-Taylor Clearinghouse, Inc.'s use of Nico Electric, A.G. technology for alarms and security devices up to 6Mhz and lMv for commercial use only. An additional 75.4% of the common stock of Bradford-Taylor Clearinghouse, Inc. was issued to complete the transaction. This reduces the Company's ownership in Bradford-Taylor Clearinghouse, Inc. to 13.3%.

On June 24, 1986, the Company issued 20,000,000 shares of its common stock to private investors for a total cash consideration of $20,000.

In connection with a public offering in September, 1986, the Company sold 5,500,000 shares of its common stock for $.05 per share. Expenses incurred in connection with the public offering of $62,458 were charged against additional
paid  in  capital.    Net  proceeds  from  the  offering  were  $212,542.

Each share of common stock issued in connection with the public offering included one class A warrant and one class B warrant. The purchase warrants were exercisable over an eight month period ending May 18, 1987. Each redeemable warrant entitled the holder to purchase one share of common stock at a price of $.075 per share in the case of class A warrants and a price of $.10 per share of class B warrants.

During the period ended May 31, 1987, 5,500,000 of class A warrants were exercised at $.075 per share for a total cash consideration of $412,500. On May 18, 1987, the class B warrants were extended for a six months period.

In addition, in connection with the public offering 550,000 warrants were issued to the underwriter, which were exercised commencing September, 1987 at a price of $.055 per share or an aggregate of $30,250. The remaining 5,500,000 class B warrants were exercised during the year ended May 31, 1988 for an aggregate of $550,000.

On September 30, 1988, the Stock Purchase Agreement dated April 4, 1988 by and between the Company and Harp Investments, Inc., a privately held New Jersey corporation, was approved by the stockholders. The agreement provided for the Company to acquire 100% of the outstanding shares of capital stock of Graystone Nash, Incorporated and 70% of the outstanding shares of Outwater and Wells, Inc., (Graystone Nash owned 30% of the outstanding shares prior to the exchange), in exchange for 59,675,000 shares of the Company's common stock.

Additionally, 11,475,000 shares of the Company's common stock was required to be returned to the Company by certain original shareholders. The transaction was handled as a reverse merger.

On April 20, 1990, the National Association of Securities Dealers, Inc. censured Graystone Nash, incorporated and its President, Thomas V. Ackerly. The Association fined Graystone Nash, Incorporated and Thomas V. Ackerly $1,325,000, jointly and severely, and expelled Graystone Nash, Incorporated from membership in the Association and barred Thomas V. Ackerly from association with a member of the Association.

Additionally, the Securities and Exchange Commission brought an action against Graystone Nash, Incorporated and Thomas V. Ackerly, its President, and on
April 21, 1993, a judgment was entered against the Company and Thomas V. Ackerly in the amount of $60,565,581.00 plus interest beginning January 1, 1989. The action was appealed and on June 1, 1994, the judgment was reversed. Graystone Nash, Incorporated was not represented by counsel in the new review ordered and the judgment still stands against it. Thomas V. Ackerly, acting as his own counsel, presented to the Court additional information to review. Upon review by the Court, on July 10, 1995, the judgment and prejudgment
interest  was  waived  as  to  Thomas  V.  Ackerly.   As a result of the above
actions, the subsidiary Graystone Nash, Incorporated was forced to close and cease operations.

Also, the subsidiary Outwater and Wells, Inc. was forced to close and cease operations in accordance with the lockup rules of the SEC.

On  April  16,  1990,  the  shareholders  approved a 50:1 reverse split of the
Company's common stock. The reverse split reduced the authorized shares of common stock to 4,000,000. An additional 118 Factional shares were issued in connection with the reverse split.

On June 8, 1995, the Company issued 2,294,000 shares of its common stock to its controlling stockholder for a total cash consideration of $75,000.

On September 19, 1996, the Company incorporated G.S. Television Productions, Inc. (The Corporation) in the State of Delaware. On October 3, 1996, the Corporation received authority to do business in the State of New Jersey. The Corporation is a wholly owned subsidiary of the Company and has been inactive since its date of inception.

ITEM  2.  PROPERTIES

CORPORATE  OFFICES

The Company presently maintains its executive offices at 39 Lackawanna Plaza, Room 8, Bloomfield, NJ 07003. The Company's office space consists of approximately 500 square feet, on a month to month basis, at the rate of
$1,000  per  month.    There  is  no  written  agreement.

ITEM  3.  LEGAL  PROCEEDINGS

None

ITEM  4.  SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS

There were no matters submitted to the Shareholders of the Company during the three months period ended May 31, 1997.


                                    PART 11

ITEM  5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Company's common stock, $.0001 par value (Common Stock) has been traded in the over-the-counter market on a limited and sporadic basis since November 18, 1986. The last known high and low bid price was $1.75 as of August 31, 1988. As far as is known there has not been any high and low bid price for the years ended May 31, 1997 and May 31, 1996. The following table sets forth the high and low bid price of the Common Stock for the period indicated as quoted from the over-the-counter listing.






Fiscal 1997  Low Bid  High Bid
-----------  -------  --------
1st Quarter  Unknown  Unknown
2nd Quarter  Unknown  Unknown
3rd Quarter  Unknown  Unknown
4th Quarter  Unknown  Unknown

Fiscal 1996  Low Bid  High Bid
-----------  -------  --------

1st Quarter  Unknown  Unknown
2nd Quarter  Unknown  Unknown
3rd Quarter  Unknown  Unknown
4th Quarter  Unknown  Unknown


As of May 31, 1997 there were 6,061 shareholders of record of the Company's Common Stock.

Holders of common shares are entitled to receive such dividends as may be declared by the Company's Board of Directors. No dividends on the common shares have been paid by the Company, nor does the Company anticipate that dividends will be paid in the foreseeable future. Rather, the Company has determined to utilize any earnings in the expansion of its business. Such policy is subject to change based on current industry and market conditions, as well as other factors beyond the control of the Company.

ITEM  6.  SELECTED  FINANCIAL  DATA

The following selected financial data on the Company conveying the three months period ended May 31, 1997 and 1996, should be read in conjunction with the Financial Statements and related notes included in Item 8 of this Form 10-K. (See "Financial Statements and Notes Thereto")

     For  Quarter  Ended  May  31,

                                          1997         1996
                                       -----------  ----------
Income Statement Data:

Revenues                               $  108,154   $   36,000

Other Income and (Loss)                $ (204,076)  $2,182,696

Net Income (Loss)                      $ (385,304)  $2,110,631
Net Income (Loss) per share            $    (0.09)  $     0.53
Dividends per share                    $        0   $        0
Weighted average shares outstanding:    3,999,118    3,999,118

Balance Sheet Data:
Total Assets                           $2,104,978   $2,467,845
Retained Earnings (Deficit)            $  607,163   $  992,467

Stockholders Equity                    $1,913,423   $2,298,727


ITEM 7. MANAGEMENT'S DECISIONS AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

The following is management's discussion and analysis of significant factors which have affected registrant's financial position and operations. OVERALL SITUATION

On September 30, 1988, the Company entered into a stock purchase agreement dated April 4, 1988 with Harp Investments, Inc., a privately held New Jersey corporation. The agreement provided for the Company to acquire 100% of the outstanding shares of capital stock of Graystone Nash, Incorporated and 70% of the outstanding shares of Outwater and Wells, Inc. (Graystone Nash, Incorporated owned 30% of the outstanding shares prior to the exchange), in exchange for 59,675,000 shares of the Company's Common Stock.

Additionally, 11,475,000 shares of the Company's Common Stock was required to be returned to the Company by certain original shareholders. The transaction was handled as a reverse merger.

On April 20, 1990, the National Association of Securities Dealers, Inc. censured Graystone Nash, Incorporated and its President, Thomas V. Ackerly. The Association fined Graystone Nash, Incorporated and Thomas V. Ackerly S 1,325,000, jointly and severely, and expelled Graystone Nash, Incorporated from membership in the Association and barred Thomas V. Ackerly from association with a member of the Association.

Additionally, the Securities and Exchange Commission brought an action against Graystone Nash, Incorporated and Thomas V. Ackerly, its President, and on
April 21, 1993 a judgment was entered against the Company and Thomas V. Ackerly in the amount of $60,565,581.00 plus interest beginning January 1, 1989. The action was appealed and on June 1, 1994, the judgment was reversed. Graystone Nash, Incorporated was not represented by counsel in the new review ordered and the judgment stands against it. Thomas V. Ackerly, acting as his own counsel, presented to the Court additional information to review. Upon review by the Court on July 10, 1995, the judgment and pre-judgment interest was waived as to Thomas V. Ackerly. As a result of the above actions, the subsidiary Graystone Nash, Incorporated was forced to close and cease operations.

Also, the subsidiary Outwater and Wells, Inc. was forced to close and cease operations in accordance with the lockup rules of the SEC.

The Company's business plan is to seek potential businesses that may, in the opinion of Management, warrant the Company's involvement. The Company acknowledges that as a result of its limited financial resources, acquiring a suitable business will be extremely difficult; however, the Company's principal business objective will be to seek long term growth potential in the business in which it participates, rather than immediate, short term earnings. In seeking to attain its business objectives, the Company will not restrict its search to any particular industry. Management has no assurance that it will be successful in its attempt to raise such capital.

LIQUIDITY  AND  CAPITAL  RESOURCES

The Company has increased its assets principally by the increase market value of trading securities of stocks that had little or no value in the prior year and continues to have a very small amount of liabilities. It is the intent of Management to seek potential businesses in which to acquire through the issuance of the Company's common stock. In addition, to make private placement of common stock as a means of raising capital to propel the Company into new arenas of high earnings potential. Additional funding will be necessary in order to achieve these goals.

ITEM  8.  FINANCIAL  STATEMENT  AND  SUPPLEMENTAL  DATA
The  financial  statements  are  attached  hereto  commencing  on  Page  F-1:

Audit  report,  May  31,  1997  and  1996.
Consolidated  Balance  Sheet  at  May  31,  1997  and  1996.
Consolidated  Statements  of  Operations  for  the Year ended May 31, 1997 and
1996.
Consolidated Statement of Changes in Stockholders' Equity from Inception through May 31, 1997.
Consolidated Statement of Cash Flows for the nine months period ended May 31, 1997 and 1996.
Notes  to  Financial  Statements  as  of  May  31,  1997  and  1996.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     None

                                   PART III
ITEM  10.      DIRECTORS  AND  OFFICERS  OF  THE  REGISTRANT


NAME:              AGE:         POSITION:                    TERM:
Thomas V. Ackerly    49  President, and Director  September 30, 1988 - Present

Robert A. Spira      45  Director                 February 1, 1996 - Present

Joseph Ben-Dak       40  Director                 September 26, 1996 - Present


Mr. Thomas V. Ackerly, was elected to the Board of Directors on September 30, 1988 at which time he was appointed as President. Mr. Ackerly held the same offices in Bradford-Taylor Clearinghouse, Inc., a subsidiary of the Graystone Financial Services, Inc., until July 31, 1995. Mr. Ackerly holds the same offices in Harp Investments, Inc., the controlling shareholder of Graystone Financial Services, Inc. and G.S. Television Productions, Inc. He currently devotes a substantial amount of his time to the Company's business. Mr. Robert A. Spira was appointed as a Director on February 1, 1996. Mr. Joseph Ben-Dak was appointed as a Director on September 26, 1996.

ITEM  11.  EXECUTIVE  COMPENSATION

During the year ended May 31, 1997 and 1996, Thomas V. Ackerly received remuneration in the amount of $9,000 and $60,500, respectively. For the fiscal year ended May 31, 1995, no officer, director, employee, or affiliate of the Registrant received any remuneration. Moreover, for these periods the Company has had no bonus, profit sharing plan, or other compensation plan in which the executive officers or director are participants. The Company's directors receive no fees for their services.

ITEM  12.    SECURITY  OWNERSHIP  OF  CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Section 16(a) of the Securities Exchange of Act of 1934 (Exchange Act) requires the Company's directors, officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, officers and persons with greater than five percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section (16a).

At May 31, 1997 and 1996, there were issued and outstanding common shares of the Company stock to beneficial owners and management, the Company's only class of voting securities. The Company has no knowledge of any arrangements which could affect the company.

The following table will identify, as of May 31, 1997 and 1996, the number and percentage of outstanding shares of common stock owned by (i) each person known to the Company who owns more than five percent of the outstanding common stock, (ii) each officer and director of the Company, and (iii) officers and directors of the Company as a group:


NAME OF BENEFICIAL OWNER                     AMOUNT OF OWNERSHIP  PERCENT OF CLASS
-------------------------------------------  -------------------  -----------------
Harp Investments, Inc.                                 3,362,500                84%

NAME OF BENEFICIAL OWNER                     AMOUNT OF OWNERSHIP  PERCENT OF CLASS
-------------------------------------------  -------------------  -----------------
All Executive Officers/Directors as a Group            3,362,500                84%


ITEM  13.  CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

Mr. Thomas V. Ackerly, President of the Company, has loaned money to and borrowed money from the Company. Currently, Mr. Ackerly has a demand note in the amount of $115,000, dated January 1, 1991, with balances at May 31, 1997 and 1996, of $448,647 and $149,996, and includes interest at the rate of 9% per annum. By agreement between the parties, interest did not begin to accrue on this note till January 1, 1996.

ITEM  14.  SUBSEQUENT  EVENTS

none

PART  IV

ITEM  15.  EXHIBITS  AND  REPORTS  ON  FORM  S-K
Exhibits:
--------
Statement  Name
Page  No.

Report  of  Independent  Certified  Public  Accountant  ---------          F-1
Consolidated  Balance Sheet ------------------------                   F-2 F-3
Consolidated  Statement  of  Income  and  Loss  --------------             F-4
Consolidated  Statement  of  Stockholders'  Equity  -----------       F-5  F-6
Consolidated  Statement  of  Cash  Flows  ----------------              F-7 F8
Notes  To  Financial Statements -----------------------                F-9 F14

     Reports  on  Form  8-K:

     None

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following person on behalf of the Registrant and in capacities and on the dates indicated.

GRAYSTONE  FINANCIAL  SERVICES,  INC.


/s/Thomas  V.  Ackerly
----------------------
By:  Thomas  V.  Ackerly,  President  and  Director

8/28/97
-------
Date


                                                 CONTENTS

Independent Auditors' Report ------------------------------                                      F-1
Consolidated Balance Sheets at May 31, 1997 and May 31, 1996 ------                              F-2 F-3
Consolidated Statement of Operations for the Years Ended May 31, 1997, 1996 and 1995 -           F-4
Consolidated Statement of Changes in Stockholders' Equity from Inception through May 31, 1997 -  F-5 F-6
Consolidated Statement of Cash Flows for the Years Ended May 31, 1997,1996 and 1995 --           F-7 F-8
Notes to Consolidated Financial Statements ----------------------                                F-9 F-14



                              F - 8     EXHIBIT E
                             CLANCY & CO, P.L.L.C.
                         CERTIFIED PUBLIC ACCOUNTANTS
                                  26TH PLACE
                              2601 E. THOMAS RD.
                                   SUITE 110
                               PHOENIX, AZ 85016
                             TEL:  (602) 266-2646
                             FAX:  (602) 224-9496
                          E-MAIL:  CLANCYPPLC@AOL.COM

                          INDEPENDENT AUDITORS REPORT


Board  of  Directors
Graystone  Financial  Services,  Inc.
Glen  Ridge,  New  Jersey

We have audited the accompanying consolidated balance sheet of Graystone Financial Services, Inc. as of May 31, 1997 and 1996 and the related consolidated statement of operations, stockholders' equity and cash flows for the periods then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Graystone Financial Services, Inc. as of May 31, 1997 and 1996, in conformity with generally accepted accounting principles.


/c/Clancy  and  Co.
-------------------
Clancy  and  Co.,  P.L.L.C.
Phoenix,  Arizona
August  28,  1997



                      GRAYSTONE FINANCIAL SERVICES, INC.
                          CONSOLIDATED BALANCE SHEET
                             MAY 31,1997 AND 1996
                                    ASSETS


                                                      MAY 31,     May 31,
                                                        1997        1996
Current Assets
Cash                                                 $   60,870  $  130,448
Accounts Receivable                                      13,644           0
Marketable Securities - Trading - Note 4              1,514,986   2,180,735
                                                     ----------  ----------
Total Current Assets                                  1,589,500   2,311,183


Property and Equipment Net - Note 3                           0           0


Other Assets
Receivables - Related Companies - Note 5                448,647     149,996
Accrued Interest Receivable                              48,974       6,166
Security Deposits                                        16,060           0
Organization Costs                                        1,297           0
Investment - Digital Acoustic Systems Inc. - Note 1         500         500
                                                     ----------  ----------
Total Other Assets                                      515,478     156,662
                                                     ----------  ----------


Total Assets                                         $2,104,978  $2,467,845
                                                     ==========  ==========























    The accompanying notes are integral part of these financial statements.


                         GRAYSTONE FINANCIAL SERVICES, INC.
                             CONSOLIDATED BALANCE SHEET
                                MAY 31,1997 AND 1996
                         LIABILITIES AND STOCKHOLDERS EQUITY


                                                               MAY 31,     May 31,
                                                                 1997        1996
Current Liabilities
Accounts Payable                                              $    6,600  $  122,791
Accounts Payable - Related Company - Note 5                       29,955      46,327
Notes Payable                                                    155,000           0
                                                              ----------  ----------
Total Current Assets                                             191,555     169,118


Stockholders' Equity
Preferred Stock:  No Par Value, Authorized 10,000,000
    Shares; Issued and Outstanding, NONE                               0           0
Common Stock:  Par Value $0.0001, Authorized 4,000,000;
    Issued and Outstanding, 3,999,118 Shares at May 31, 1997
    and May 31, 1996                                                 400         400
Additional paid in capital                                     1,305,860   1,305,860
Deficit Accumulated During the Development State                 607,163     992,467
                                                              ----------  ----------
Total Stockholders' Equity                                     1,913,423   2,298,727
                                                              ----------  ----------

Total Liabilities and Stockholders' Equity                    $2,104,978  $2,467,845
                                                              ==========  ==========


























    The accompanying notes are integral part of these financial statements.


                                  GRAYSTONE FINANCIAL SERVICES, INC.
                                 CONSOLIDATED STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED MAY 31,1997 AND 1996 AND FROM
                             INCEPTION (JUNE 24,1986) THROUGH MAY 31,1997



                                                                                           RETAINED
                                                                                           EARNINGS
                                                                                          ACCUMULATED
                                          FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    DURING THE
                                             ENDED           ENDED           ENDED        DEVELOPMENT
                                          MAY 31, 1997    MAY 31, 1996    MAY 31, 1995       STAGE
                                         --------------  --------------  --------------  -------------
Revenues
   Consulting Income                     $     108,154   $      36,000   $           0   $    144,154
   Interest Income                                   0               0               0        232,032
Miscellaneous Income                                 0               0               0         45,049
                                         --------------  --------------  --------------  -------------
Total Revenues                                 108,154          36,000               0        421,234

Expenses
   General and Administrative                  289,382         108,065               0        834,818
                                         --------------  --------------  --------------  -------------
Total Expenses                                 289,382         108,065               0        834,818
                                         --------------  --------------  --------------  -------------


Operating Loss                                (181,228)        (72,065)              0       (413,584)

Other Income and (Loss)
   Gain or (Loss) on Sale of
      Securities                               490,849         165,855               0        500,293
   Dividends and Interest Income                42,886           6,213               0         49,099
   Other Income - Judgment                           0               0               0        371,094
   Loss on Disposal of Discontinued
       Subsidiaries -
         Graystone Nash, Incorporated
            and Outwater & Wells, Inc.               0          (5,250)     (1,172,556)    (1,177,806)
   Temporary Increase (Decrease)
       in Marketable Securities               (737,811)      2,015,878               0      1,278,067
Total Other Income and (Loss)                 (204,076)      2,182,696      (1,172,556)     1,020,747

Net Income or (Loss)                     $    (385,304)  $   2,110,631   $  (1,172,556)  $    607,163
                                         ==============  ==============  ==============  =============

Net Income or (Loss) Per Share of
   Common Stock                          $       (0.09)  $        0.53   $       (0.69)  $       0.15
                                         ==============  ==============  ==============  =============










  The accompanying notes are an integral part of these financial statements.

                                    GRAYSTONE FINANCIAL SERVICES, INC.
                              CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                               FOR THE PERIOD FROM INCEPTION (JUNE 24,1986)
                                            THROUGH MAY 31,1997



                                                                                  RETAINED
                                                                                  EARNINGS
                                                                                 ACCUMULATED
                                                                   ADDITIONAL    DURING THE
                                    COMMON STOCK    COMMON STOCK     PAID IN     DEVELOPMENT
                                       SHARES          AMOUNT        CAPITAL        STAGE         TOTAL
                                    -------------  --------------  -----------  -------------  -----------
Sale of shares of cash in private                                               $
   placement at $.001                 20,000,000   $       2,000   $    18,000                 $   20,000
Issuance of common stock public
   offering for cash (net of
      expenses)                            5,500             550       211,992                    212,542
Issuance of common stock in
   connection with the exercise
     of stock warrants                 5,500,000             550       411,950                    412,500
Net loss year ended
   May 31, 1987                                                                      (29,350)     (29,350)
                                                                                -------------  -----------
Balance - May 31, 1987                31,000,000           3,100       641,942       (29,350)     615,692
Issuance of common stock in
   connection with the exercise
     of stock warrants                 6,050,000             605       579,645                    580,250
Net loss year ended
   May 31, 1988                                                                      (55,625)     (55,625)
                                                                                -------------  -----------
Balance - May 31, 1988                37,050,000   $       3,705   $ 1,221,587  $    (84,975)  $1,140,317
Shares returned in connection
   with stock purchase agreement
     September 30, 1988              (11,475,000)         (1,148)        1,148                          0
Issuance of shares in connection
   with acquisition of Graystone/
     Nash, Inc. and Outwater and
       Wells, Inc. on
           Sept. 30, 1988             59,675,000           5,968                                    5,968
Net loss year ended
   May 31, 1989                                                                     (115,097)     115,097
                                                                                -------------  -----------
Balance - May 31, 1989                85,250,000           8,252     1,222,735      (200,072)   1,031,188
50:1 reverse split on
   April 16, 1990                    (83,545,000)         (8,354)        8,354                          0








  The accompanying notes are an integral part of these financial statements.

                                  GRAYSTONE FINANCIAL SERVICES, INC.
                            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                             FOR THE PERIOD FROM INCEPTION (JUNE 24,1986)
                                          THROUGH MAY 31,1997



                                                                             RETAINED
                                                                             EARNINGS
                                                                            ACCUMULATED
                                                              ADDITIONAL    DURING THE
                                 COMMON STOCK  COMMON STOCK     PAID IN     DEVELOPMENT
                                    SHARES        AMOUNT        CAPITAL        STAGE         TOTAL
                                 ------------  -------------  -----------  -------------  ------------
Fractional shares issued in
   connection with 50:1 reverse
     split                                118  $           0  $            $              $         0
Net loss year ended
   May 31, 1990                                                                 (24,240)      (24,240)
                                                                           -------------  ------------
Balance - May 31, 1990              1,705,118            171    1,231,089      (224,312)    1,006,948
Net loss year ended
   May 31, 1991                                                                 302,842       302,842
                                                                           -------------  ------------
Balance - May 31, 1991              1,705,118            171    1,231,089        78,530     1,309,970
Net loss year ended
   May 31, 1992                                                                 (13,256)      (13,256)
                                                                           -------------  ------------
Balance - May 31, 1992              1,705,118            171    1,231,089        65,274     1,296,534
Net loss year ended
   May 31, 1993                                                                  (8,343)       (8,343)
                                                                           -------------  ------------
Balance - May 31, 1993              1,705,118            171    1,231,089        56,931     1,288,191
Net loss year ended
   May 31, 1994                                                                  (2,539)       (2,539)
                                                                           -------------  ------------
Balance - May 31, 1994              1,705,118            171    1,231,089        54,392     1,285,652
Net loss year ended
   May 31, 1995                                                              (1,172,556)   (1,172,556)
                                                                           -------------  ------------
Balance - May 31, 1995              1,705,118            171    1,231,089    (1,118,164)      113,096
Issuance of shares for cash,
   June 8, 1995                     2,294,000            229       74,771                      75,000
Net loss year ended
   May 31, 1996                                            0                  2,110,631     2,110,631
                                               -------------               -------------  ------------
Balance - May 31, 1996              3,999,118            400    1,305,860       992,467     2,297,727
Net loss year ended
   May 31, 1990                                                                (385,304)     (385,304)
Balance - May 31, 1990              3,999,118  $         400  $ 1,305,860  $    607,163   $ 1,193,423
                                 ============  =============  ===========  =============  ============











  The accompanying notes are an integral part of these financial statements.

                                    GRAYSTONE FINANCIAL SERVICES, INC.
                                   CONSOLIDATED STATEMENT OF CASH FLOWS
                             FOR THE YEAR ENDED MAY 31,1997 AND 1996 AND 1995
                                     AND FROM INCEPTION (JUNE 24,1986)
                                            THROUGH MAY 31,1997


                                           FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FROM INCEPTION
                                              ENDED           ENDED           ENDED           THROUGH
                                           MAY 31, 1997    MAY 31, 1996    MAY 31, 1995     MAY 31, 1997
                                          ==============  ==============  ==============  ================
Cash Flows from Operating Activities
   Net Income or Loss                     $    (385,304)  $   2,110,631   $  (1,172,556)  $       607,163
Temporary (Increase) or Decrease in
   Marketable Securities                        737,811      (2,015,878)              0        (1,278,067)
Loss on Disposal of Subsidiaries                      0               0       1,172,556         1,203,788
Gain on Sale of Subsidiaries                   (490,849)              0               0          (490,849)
Adjustments to Reconcile Net Income
   to Net Cash Provided by Operating
     Activities
          Depreciation                                0               0               0            41,931
Changes in Operating Asses and
   Liabilities
     (Increase) Decrease in Accounts
        Receivable                              (14,206)              0               0           (14,206)
     (Increase) Decrease in Accrued
        Interest Receivable                     (42,808)         (6,166)                          (48,974
     (Increase) Decrease in Security
        Deposits                                (16,060)              0               0           (16,060)
     (Increase) Decrease in Organization
        Costs                                    (1,297)              0                            (1,297)
      Increase (Decrease) in Accounts
        Payable                                (116,191)         83,687               0             6,600
     Total Adjustments                          56,4391      (1,938,357)     (1,172,556)         (597,134)
                                          --------------  --------------  --------------  ----------------
Net Cash Provided (Used) by
   Operating Activities                        (328,913)        172,274                            10,029


Cash Flows from Investing Activities
   Purchase of Office Equipment                       0               0               0           (41,931)
   Advances to Subsidiaries                           0               0               0        (1,203,788)
   Investment in Related Company                      0            (500)              0              (500)
   Purchases of Marketable Securities          (645,218)       (164,857)              0          (711,849)
   Proceeds from Sales of Marketable
     Securities                               1,031,814               0               0         1,031,814
                                          --------------  --------------  --------------  ----------------
Net Cash Flows from Investing
   Activities                                   386,596        (165,357)              0          (925,849)





  The accompanying notes are an integral part of these financial statements.

                                 GRAYSTONE FINANCIAL SERVICES, INC.
                                CONSOLIDATED STATEMENT OF CASH FLOWS
                          FOR THE YEAR ENDED MAY 31,1997 AND 1996 AND 1995
                                  AND FROM INCEPTION (JUNE 24,1986)
                                         THROUGH MAY 31,1997



                                                                                           FROM
                                         FOR THE YEAR   FOR THE YEAR   FOR THE YEAR     INCEPTION
                                            ENDED           ENDED          ENDED         THROUGH
                                         MAY 31, 1997   MAY 31, 1996   MAY 31, 1995    MAY 31, 1997
                                        --------------  -------------  -------------  --------------
Cash Flows from Financing Activities
   Sale of Common Stock                             0          75,000              0      1,300,292
   Loan Proceeds                              155,000               0              0        155,000
   Advances to and from Related
      Companies                              (298,651)          2,204              0       (448,647)
   Advances to and from Related
      Company                                  16,390          46,327              0        (29,955)
Net Cash Provided by Financing
   Activities                                (127,261)        123,531              0        (29,955)
                                        --------------  -------------  -------------  --------------
Increase (Decrease in Cash and Cash
   Equivalents                                (69,578)        130,448              0         60,870
Cash and Cash Equivalents at Beginning
   of Period                                  130,448               0              0              0
Cash and Cash Equivalents at End of
   Period                               $      60,870   $     130,448  $           0  $      60,870
                                        ==============  =============  =============  ==============







Supplemental Information
   Assets Purchased in Exchange
     for Common Stock                   $           0   $           0  $           0  $       5,968
                                        ==============  =============  =============  ==============
Cash Paid for:
   Interest                             $           0   $           0  $           0  $     121,310
   Income Taxes                         $           0   $           0  $           0  $           0
                                        ==============  =============  =============  ==============













  The accompanying notes are an integral part of these financial statements.

                                  E - F - 12
                      GRAYSTONE FINANCIAL SERVICES, INC.
                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                             MAY 31,1997 AND 1996

NOTE  I  -  ORGANIZATION

Graystone Financial Services, Inc. (The Company), formerly known as Capital Investment Development Corp. was incorporated under the laws of the State of Florida on June 24, 1986 with an authorized capital of 100,000,000 shares with a par value of $.0001. On October 10, 1988 the Company amended its Articles of Incorporation changing its name to Graystone Financial Services, Inc.

     On March 16, 1987, the Company formed a wholly-owned subsidiary, Bradford-Taylor Clearinghouse, Inc. Bradford-Taylor Clearinghouse, Inc. has
been  inactive  from  inception  through  July  31,  1995.    Bradford-Taylor
Clearinghouse, Inc. entered into a licensing agreement with Nico Electric, A.G. and/or overseas assignees on August 1, 1995 in exchange for 82.67% of the common stock of Bradford-Taylor Clearinghouse, Inc. The licensing agreement allows Bradford-Taylor Clearinghouse, Inc.'s use of Nico Electric, A.G. technology for alarms and security devices up to 6Mhz and 1Mv for commercial
use  only.    This  reduced  the  Company's  ownership  in  Bradford-Taylor
Clearinghouse,  Inc.  (now  Digital  Acoustic  System  Inc.)  to  13.3%.

     On June 24, 1986, the Company issued 20,000,000 shares of its common stock to private investors for a total cash consideration of $20,000.

     In connection with a public offering in September 1986, the Company sold 5,500,000 shares of its common stock for $.05 per share. Expenses incurred in connection with the public offering of $62,458 were charged against additional
paid  in  capital.    Net  proceeds  from  the  offering  were  $212,542.

     Each share of common stock issued in connection with the public offering included one class A warrant and one class B warrant. The purchase warrants were exercisable over an eight month period ending May 18, 1987. Each redeemable warrant entitled the holder to purchase one share of common stock at a price of $.075 per share in the case of class A warrants and a price of $.10 per share of class B warrants.

     During the period ended May 31, 1987, 5,500,000 of class A warrants were exercised at $.075 per share for a total cash consideration of $412.500. On May 18, 1987, the class B warrants were extended for a six months period.

     In addition, in connection with the public offering 550,000 warrants were issued to the underwriter, which were exercised commencing September, 1987 at a price of $.055 per share or an aggregate of $30,250. The remaining 5,500,000 Class B warrants were exercised during the year ended May 31, 1988 for an aggregate of $550,000.

     On September 30, 1988, the Stock Purchase Agreement dated April 4, 1988 by and between the Company and Harp Investments, Inc., a privately held New Jersey corporation, was approved by the stockholders. The agreement provided for the Company to acquire 100% of the outstanding shares of capital stock of Graystone Nash, Incorporated, a New Jersey corporation engaged in securities brokerage, trading and research, investment banking activities and related financial services, and 70% of the outstanding shares of Outwater and Wells, Inc. (Graystone Nash owned 30% of the outstanding shares prior to the exchange), a New Jersey corporation engaged in providing a full range of securities clearance services to Graystone Nash, Incorporated, in exchange for 59,675,000 shares of the Company's common stock.

     Additionally, 11,475,000 shares of the Company's common stock was required to be returned to the Company by certain original shareholders. The transaction was handled as a reverse merger.

     On April 20, 1990, the National Association of Securities Dealers, Inc. censured Graystone Nash, Incorporated and its President, Thomas V. Ackerly. The Association fined Graystone Nash, Incorporated and Thomas V. Ackerly $1,325,000, jointly and severely, and expelled Graystone Nash, Incorporated from membership in the Association and barred Thomas V. Ackerly from association with a member of the Association.

     Additionally, the Securities and Exchange Commission brought an action against Graystone Nash, Incorporated and Thomas V. Ackerly, its President, and on April 21, 1993 a judgment was entered against the Company and Thomas V. Ackerly in the amount of $60,565,581 plus interest beginning January 1, 1989. The action was appealed and on June 1, 1994, the judgment was reversed. Graystone Nash, Incorporated was not represented by counsel in the new review ordered and the judgment still stands against it. Thomas V. Ackerly, acting as his own counsel, presented to the Court additional information to review. Upon review by the Court, on July 10, 1995, the judgment and pre-judgment
interest  was  waived  as  to  Thomas  V.  Ackerly.   As a result of the above
actions, the subsidiary Graystone Nash, Incorporated was forced to close and cease operations. Graystone Nash, Incorporated discontinued its operations as of May 31, 1991, and the subsidiary was disposed of on July 31, 1994. the date the corporation was dissolved by the State of New Jersey.

     Also, the subsidiary Outwater and Wells, Inc., was forced to close and case operations in accordance with the lockup rules of the SEC. Outwater and Wells, Inc. discontinued its operations as of May 31, 1991, and the subsidiary was disposed of August 31, 1994, the date the corporation was dissolved by the State of New Jersey.

On  April  16,  1990,  the  shareholders  approved a 50:1 reverse split of the
Company's common stock. The reverse split reduced the authorized shares of common stock to 4,000,000. An additional 118 fractional shares were issued in connection with the reverse split.

     On June 8, 1995, the Company issued 2,294,000 shares of its common stock to its controlling stockholder for a total cash consideration of $75,000.

     On September 19, 1996, the Company incorporated G.S. Television Productions, Inc. (The Corporation) in the State of Delaware. On October 3, 1996, the Corporation received authority to do business in the State of New Jersey. The Corporation is a wholly owned subsidiary of the Company and has been inactive since its date of incorporation.

NOTE  2  -  SIGNIFICANT  ACCOUNTING  POLICIES

     A.          Basis  of  Financial  Statement  Presentation
                 ---------------------------------------------

     The records of the Company (A Corporation) are maintained using the accrual method of accounting.

     B.          Cash  and  Cash  Equivalents
                 ----------------------------

     The Company considers all highly liquid debt instruments with a maturity of three months or less to be cash and cash equivalents.

     C.          Principles  of  Consolidation
                 -----------------------------

     The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, G.S. Television Productions, Inc. (Inactive since its date of incorporation September 19, 1996). Intercompany transactions and balances have been eliminated in consolidation.

     D.          Earnings  or  (Loss)  Per  Share
                 --------------------------------

     Earnings or (loss) per share is computed using the weighted average number of shares of common stock outstanding.

     E.          Provision  for  Taxes
                 ---------------------

     At May 31, 1997, 1996 and 1995, the Company had net operating loss carryforwards of approximately $2,257,794, $2,175,722, and $2,169,005 that may bc offset against future taxable income through the years 2012, 2011 and 2009. Additionally, the Company has available capital loss carryovers of $776,317, $1,267,166 and 265,715 that may be offset against future capital gains.

     F.          Use  of  Estimates
                 ------------------

     Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing the financial statements.

     G.          Pending  Accounting  Pronouncements
                 -----------------------------------

     It is anticipated that current pending accounting pronouncements will not have an adverse impact on the financial statements of the Company.

NOTE  3  -  PROPERTY  AND  EQUIPMENT

                               May 31,   May 31,
                                 1997      1996
Machinery and Equipment        $ 25,002  $ 25,002
Furniture and Fixtures           16,929    16,929
                               --------  --------
                                 41,931    41,931
Less Accumulated Depreciation    41,931    41,931
                               --------  --------

Net Book Value                 $      0  $      0


     Expenditures for repairs and maintenance and minor renewal and betterments are charged to operations in the year incurred. Major renewals and betterments are capitalized. Depreciation is recorded under the straight line method, utilizing a 5 year estimated useful life.

NOTE  4  -  OTHER  CURRENT  ASSETS

     The following is a summary of Trading Securities owned as of May 31, 1997:


                                 Number of      Cost       Market
                                   Shares      Value
Trading Securities owned
  NJS Acquisitions Corp.            261,877  $        0  $1,473,058
  Reed Systems, Inc.                 19,444           0           0
  Great American Lumber Co.           8,695           0           0
  G L Intelligent Systems, Inc.      20,000      46,253      32,500
  XO Systems Corp.                  200,000     100,005       9,400
  Cash Account                           28          28
                                 ----------  ----------
  Total                          $  146,286  $1,514,986
                                 ==========  ==========


     The following is a summary of trading securities owned as of May 31, 1996:

NJS Acquisitions Corp.                      397,677  $        0  2,087,804
Reed Systems, Inc.                           19,444           0          0
E Data Corp.                                  5,000      46,187     48,125
Great American Lumber Co., Inc.               8,695           0          0
Classic International Entertainment, Inc.    20,630       9,554      9,036
Ambase Corporation                           10,000      18,200     20,200
BNN Corporation                               2,500           0     14,335
Evans Environmental Corp.                       700         240      1,203
Money Market Funds                               24          24         24
Cash Account                                     18          18
                                           --------  ----------
Total                                      $ 74,223  $2,180,745
                                           ========  ==========


NOTE  5  -.TRANSACTIONS  WITH  RELATED  PARTIES

     Receivables - Related Companies represent advances to Harp Investment, Inc., the controlling shareholder of the Company in the original amount of $37,200, dated March 31, 1995, with a balance of $40,636 and $37,200 as of May 31, 1997 and 1996. Thomas V. Ackerly, President of the Company, represents a note dated January 1, 1991 in the original amount of $115,000, with a balance of $448,647 and $149,996 as of May 31, 1997 and 1996. The notes are payable on demand and include interest at the rate of 9% per annum. By agreement with the parties, interest did not begin to accrue on these notes till January 1, 1996. Interest is accrued on the above in the amount of $48,974 and $6,166 as of May 31, 1997 and 1996. Additionally, the Company has advanced 0 and
$28,600  to  Kali  Trading  Co.,  a related company, at May 31, 1997 and 1996.

     Accounts Payable - Related Companies represents advances to and from related companies in the amounts of $29,955 and $46,327, respectively as of May 31, 1997 and 1996.

NOTE  6  -  LEASES

     The Company presently maintains its executive offices at 39 Lackawanna Plaza, Room 8, Bloomfield, NJ 07003. the Company's office space consists of approximately 500 square feet, on a month to month basis, at the rate of $1,000 per month. There is no written agreement. The Company leases an additional office located at 45 Wall Street, New York, NY and consist of approximately 1,000 square feet. The lease is for a one year period ending August 31, 1998, at the rate of $2,400 per month.

NOTE  7-  OTHER  MATTERS

     Effective February 1, 1996, the Company entered into a consulting agreement with Chapman Spira and Carson LLC to provide assistance in developing clients who are seeking access to public markets through the merger or acquisition of a public company or entry to trading markets through the introduction to financing institutions or broker/dealers. The contract is for one year and the fee for services was $108,000.




                             LETTER OF TRANSMITTAL
                             ---------------------

                    TO ACCOMPANY CERTIFICATES REPRESENTING
                           SHARES OF COMMON STOCK OF

                      GRAYSTONE FINANCIAL SERVICES, INC.
                            (A FLORIDA CORPORATION)
                              CUSIP:  389805 20 1


          CONVERTED INTO A RIGHT TO RECEIVE SHARES OF COMMON STOCK OF

                          GS FINANCIAL SERVICES, INC.
                           (A DELAWARE CORPORATION)


         PURSUANT TO THE REINCORPORATION, NAME CHANGE AND REDUCTION IN
              COMMON STOCK OF GRAYSTONE FINANCIAL SERVICES, INC.

               SURRENDER CERTIFICATES FOR SHARES OF COMMON STOCK
                   OF GRAYSTONE FINANCIAL SERVICES, INC. TO:

                  CONTINENTAL STOCK TRANSFER & STOCK COMPANY


By  Mail:          By  Hand:

Continental Stock Transfer & Stock Company   Continental Stock Transfer
                                             & Stock  Company
2  Broadway          2  Broadway
New  York,  New  York  10004                 New  York,  New  York  10004
Attention:  Mr.  Roger  Bernhammer           Attention: Mr.  Roger  Bernhammer

     For  information  call:
                           (212) 509-4000, ext. 212

     The  instructions  accompanying this Letter of Transmittal should be read
carefully  before  this  Letter  of  Transmittal  is  completed.    If Company
Certificates are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner.

                DESCRIPTION OF COMPANY CERTIFICATES SURRENDERED
                -----------------------------------------------

ame(s)  and  Address(es)  of            Company Certificate(s) Enclosed
Registered  Owner(s)                   (Attach  additional
(Please  fill  in,  if  blank)          list  if  necessary)
------------------------------

     Total  Number
     of  Shares
     Company  Certificate          Represented  by
     Number(s)          Company  Certificate(s)




          Total  Shares:


               SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Gentlemen:

     The undersigned hereby surrenders the certificate(s) listed above (the "Company Certificates") representing shares of common stock, par value $.0001 per share of Graystone Financial Services, Inc. (the "Company Common Stock"), for cancellation in exchange for shares of common stock, par value $.001 ("GS Financial Common Stock"), of GS Financial Services, Inc. ("GS Financial") at the exchange ratio of one share of GS Financial Common Stock for each 100 shares of Company Common Stock surrendered hereby, as well as a cash payment, if applicable, in lieu of any fractional shares of GS Financial Common Stock to which the undersigned would otherwise be entitled upon conversion of his Company Common Stock, determined by multiplying the number of shares of Company Common Stock surrendered hereby that are not convertible into a whole share of GS Financial Common Stock by $.002 without interest (the "Cancellation Price"), pursuant to a merger of the Company into GS Financial (the "Merger") effective December 9, 1997 (the "Effective Date"). The terms and conditions of the Merger are set forth in a Agreement and Plan of Merger dated October 15, 1997 by and between the Company and GS Financial (the "Plan of Merger"), which Plan of Merger has been approved by persons holding approximately 82.5% of the Company Common Stock. The undersigned understands that the exchange of Company Common Stock is subject to the terms and conditions set forth in the accompanying Instruction. The undersigned hereby waives any right to demand appraisal of the fair value of the Company Common Stock surrendered hereby.

     The undersigned understands that a certificate representing GS Financial Common Stock and, if applicable, a check for any amount payable to the undersigned for canceled fractional share interests (less any amount required to be withheld pursuant to federal income tax law) will be sent by mail as soon as practicable following the receipt of the Company Common Stock and this Letter of Transmittal or delivered by other reasonable procedure requested by the undersigned and agreed to by GS Financial.

     Please issue and deliver the certificate representing the number of shares of GS Financial Common Stock to which the undersigned is entitled in exchange for the Company Common Stock surrendered pursuant to this Letter of Transmittal and, if applicable, the check in payment of any canceled fractional interests to the undersigned at the address specified under "Description of Company Certificates Surrendered" above unless otherwise indicated under "Special Registration and Payment Instructions" or "Special Delivery Instructions" below.

     F-          EXHIBIT  F
SPECIAL  REGISTRATION  AND  PAYMENT
INSTRUCTIONS      (See  Instruction  2  below)

COMPLETE ONLY if the GS Financial Certificates are to be registered in the name of, and any check for cash payment is to be made payable to, and both are to be sent to, a person OTHER than the name(s) of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED."

Issue  and  mail  certificate  and  check  to:

Name  ______________________________
(Please  Print)

Address  ___________________________

___________________________________
(Include  Zip  Code)

___________________________________
(Signature)

___________________________________
(Tax  Identification  or  Social
Security  Number)
(See  Substitute  Form  W-9)

SPECIAL  DELIVERY  INSTRUCTIONS
(See  Instruction  2  below)

COMPLETE ONLY if the GS Financial Certificates are to be issued in the name of , and any check is to be made payable to, the undersigned, but are to be sent OTHER than to the address of the registered holder(s) appearing under "DESCRIPTION OF COMPANY CERTIFICATES SUBMITTED" or, if the box immediately to the left is filled in, OTHER THAN to the address appearing therein.

Mail  or  deliver  to:

Name  _____________________________
(Please  Print)

Address  __________________________

__________________________________
(Include  Zip  Code)

__________________________________
(Tax  Identification  or  Social
Security  Number)
(See  Substitute  Form  W-9)


     The undersigned hereby warrants to GS Financial that the undersigned has full power and authority to submit, sell, assign and transfer the Company Certificates described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Company Certificates.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration and Payment Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed. See Instruction 2.)


                        (Signature(s) of Shareholder(s)
Dated:            ,1997

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Company Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and 3)

Name(s):

                            (Please Type or Print)

Capacity  (Full  Title)

Address
(include  Zip  Code)

Area  Code  and  Tel.    No.
Tax  Identification  or
Social  Security  No.

                           GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTION 2)

Authorized  Signature

Name
                            (Please Type or Print)

Name  of  Firm

Address

                              (Include Zip Code)

Area  Code  and  Tel.    No.
Dated:          ,  1997

IMPORTANT: Failure to complete the Substitute Form W-9 on the back page of this Letter of Transmittal may result in backup withholding of 31% of any cash payments made pursuant to the Merger. Please review the Instructions and the information provided under "Important Tax Information" in this Letter of Transmittal.

                                 INSTRUCTIONS

     1. DELIVERY OF LETTER OF TRANSMITTAL AND COMPANY CERTIFICATES. Company Certificates, together with a signed and completed Letter of Transmittal and any required supporting documents, should be sent or delivered to Continent Stock Transfer & Trust Company at the address shown on the face of this Letter of Transmittal. If any of the Company Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Company Certificates. The method of delivery of this Letter of Transmittal, the Company Certificates and all other required documents is at the option and risk of the shareholder(s) and the delivery will be deemed made only when actually received by Continent Stock Transfer & Trust Company. A Letter of Transmittal, the Company Certificates and any other required documents must be properly received by Continent Stock Transfer & Trust Company, in form satisfactory to it, in order for the delivery and surrender to be effective and the risk of loss of the Company Certificates to pass to GS Financial. If delivery is by mail, registered or certified mail with return receipt requested, properly insured, is recommended.

     2. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"), unless the Company Certificate(s) are surrendered (i) by the registered holder of Company Common Stock who has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

     3. SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Company Certificates, the signature(s) must correspond exactly with the name(s) as written on the face of the Company Certificates without alteration, enlargement or any change whatsoever.

     If any Company Certificate is held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If this Letter of Transmittal or any Company Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to GS Financial of such person's authority so to act.

     4. VALIDITY OF SURRENDER; IRREGULARITIES. All questions as to validity, form and eligibility of any surrender of Company Certificates hereunder will be determined by GS Financial as the successor to the Company. GS Financial reserves the right to waive any irregularities or defects in the surrender of any Company Certificates, and its interpretations of the terms and conditions of the reclassification and of this Letter of Transmittal (including these Instructions) with respect to such irregularities or defects shall be final and binding on all parties. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

     5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Indicate the name and address of the person(s) to which GS Financial Certificates are to be issued or to which any applicable payment for the Company Common Stock is to be made or sent if different from the name and address of the person(s) signing this Letter of Transmittal.

     6. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal and of the Information Statement may be obtained from Mr. Roger Bernhammer at Continent Stock Transfer & Trust Company located at: 2 Broadway, New York, New York 10004.

     7. INADEQUATE SPACE. If the space provided on this Letter of Transmittal is inadequate, the Company Certificate numbers and numbers of Company Common Stock should be listed on a separate signed schedule affixed hereto.

     8. LETTER OF TRANSMITTAL REQUIRED; SURRENDER OF COMPANY CERTIFICATES; LOST COMPANY CERTIFICATES. A shareholder will not receive any GS Financial Common Stock or cash for Company Common Stock unless and until this Letter of Transmittal or a facsimile hereof, duly completed and signed, is delivered to Continent Stock Transfer & Trust Company, together with the Company
Certificates representing such Company Common Stock and any required accompanying evidences of authority in form satisfactory to Continent Stock Transfer & Trust Company. If the Company Certificates have been lost or destroyed, such should be indicated on the face of this Letter of Transmittal. In such event, GS Financial will forward additional documentation necessary to be completed in order to effectively surrender such lost or destroyed Company Certificates. No interest will be paid on any amount due for Company Certificates.

     9. SUBSTITUTE FORM W-9. Each shareholder is required to provide GS Financial with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, and to indicate that he is not subject to backup withholding by checking the box in
Part 2 of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the shareholder to 31% federal income tax withholding on the payment. The box in Part 3 of the Substitute Form W-9 may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 3 is checked and GS Financial is not provided with a TIN within 60 days, GS Financial will, withhold 31% of all payments of such cash thereafter until a TIN is provided to GS Financial.


                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareholder is required to provide GS Financial with his correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his Social Security number. If GS Financial is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements and should indicate their exempt status on Substitute Form W-9.

     If backup withholding applies, GS Financial is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained

     PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

PURPOSE  OF  SUBSTITUTE  FORM  W-9

     To prevent backup withholding on payments that are made to a shareholder, the shareholder is required to notify GS Financial of his correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and that (1) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

WHAT  NUMBER  TO  GIVE  GS  FINANCIAL

     The shareholder is required to give GS Financial the Social Security number or employer identification number of the record owner of the Company Certificates. If the Company Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                  PAYER'S NAME:  GS FINANCIAL SERVICES, INC.


     G-          Exhibit  G

SUBSTITUTE FORM W-9                              PART 1 PLEASE PROVIDE YOUR TIN IN THE
                                                 SPACE BELOW AND CERTIFY BY SIGNING
                                                 AND DATING PART 3.

Social Security Number _______________________
OR
Employer Identification Number


DEPARTMENT OF THE TREASURY INTERNAL              PART 2   Check the box if you are NOT subject to
REVENUE SERVICE                                  back up withholding under the provisions of Section
                                                 3406(a)(1)(C) of the Internal Revenue Code because
                                                 (1) you have not been notified that you are subject to
                                                 backup withholding as a result of failure to report all
                                                 interest or dividends or (2) the Internal Revenue
                                                 Service has notified you that you are no longer
                                                 subject to backup withholding +-+
                                                                                                     +-+
                                                                                                     +-+

PAYERS REQUEST FOR TAXPAYER                      PART 3 CERTIFICATION - Under penalties of
IDENTIFICATION NUMBER ("TIN")                    perjury, I certify that the information provided on
                                                 this form is true, correct and complete.


Signature:

Date:

     Awaiting  TIN?          +-+
     +-+


NOTE:        FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF
31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMENDMENT. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.